               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)
                         April 13, 1995



    NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
     (Exact name of registrant as specified in its charter)


District of Columbia               l-7102             52-0891669
  (state or other juris-   (Commission         (I.R.S. Employer
diction of incorporation)  File Number)    (Identification No.)


 Woodland Park, 2201 Cooperative Way, Herndon, VA     22071-3025
  (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (703)709-6717

  ____________________________________________________________
  (Former name or former address, if changed since last report)

Item 7.   Financial Statements, Pro Forma Financial
               Information and Exhibits.

     (c)  Exhibits

               The following exhibit is filed herewith:

     1.1  An Agency Agreement dated April 13, 1995 between the
          Company and the Agents named therein, relating to the distribution of the Company's Medium-Term Notes, Series
          C, within the United States.

    10.1 Calculation Agent Agreement dated April 13, 1995 between the Company and Lehman Brothers Inc., as Calculation Agent.

                           SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        NATIONAL RURAL UTILITIES COOPERATIVE
                           FINANCE CORPORATION


                        /s/ STEVEN L. LILLY
                        Steven L. Lilly
                        Senior Vice President and
                          Chief Financial Officer
                          (Principal Financial Officer)


Dated:  April 13, 1995

       4                                           EXECUTION COPY
                      U.S. $448,240,000

                    NATIONAL RURAL UTILITIES
                 COOPERATIVE FINANCE CORPORATION

                   Medium-Term Notes, Series C


                        AGENCY AGREEMENT



                                                   April 13, 1995


Lehman Brothers Inc.
3 World Financial Center
New York, New York 10285

Merrill Lynch, Pierce, Fenner
  & Smith Incorporated
World Headquarters
World Financial Center, North Tower
New York, New York 10281


Dear Sirs:

               National Rural Utilities Cooperative Finance
Corporation, a District of Columbia cooperative association (the "Company"), confirms its agreement with each of you (individually, an "Agent" and, collectively, the "Agents") with respect to the issue and sale by the Company of up to U.S. $448,240,000* aggregate principal amount of its Medium-Term Notes, Series C (the "Securities"). The Securities are to be issued from time to time pursuant to an Indenture, dated as of December 15, 1987 (as supplemented by a First Supplemental Indenture dated as of October 1, 1990, and as it may be supplemented or amended from time to time, the "Indenture"), between the Company and Harris Trust and Savings Bank, as successor trustee (the "Trustee").

               Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell Securities directly on its own behalf at any time, and to any person, and to designate or select additional agents, the Company hereby appoints the Agents as the exclusive agents of the Company for the purpose of soliciting or receiving offers to purchase the Securities from the Company by others. This Agreement shall only apply to sales of the Securities on original issuance and not to sales of any other securities or evidences of indebtedness of the Company and only on the specific terms set forth herein.

               SECTION 1. Representations and Warranties. The Company represents and warrants to each Agent as of the date hereof, as of the Closing Date referred to in Section 2(f) hereof and as of the times referred to in Sections 6(a) and 6(b) hereof (the Closing Date and each such time being hereinafter sometimes referred to as a "Representation Date"), as follows:

               (a) Registration Statement and Prospectus. The Company has filed with the Securities and Exchange Commission (the "Commission") Registration Statements on Form S-3
Nos. 33-50463 and 33-58445 for the registration under the Securities Act of 1933 (the "Act") of the Securities (including a prospectus relating to the registration statements) and has filed and may file one or more amendments thereto (including one or more amended or supplemental prospectuses) and such registration statements and any such amendments have become effective. A prospectus supplement dated April 13, 1995, relating to the Securities and to the registration statements, including a prospectus (together, the "Prospectus"), has been prepared and will be filed pursuant to Rule 424 of the rules and regulations of the Commission (the "Rules and Regulations") under the Act. Such registration statements, including financial statements and exhibits, at the times they became effective under the Act, as amended and supplemented (including all documents incorporated therein by reference), are hereinafter called the Registration Statement or the Registration Statements, as the context requires. Any reference in this Agreement to the Prospectus as amended or supplemented shall include, without limitation, any prospectus filed with the Commission pursuant to Rule 424 of the Rules and Regulations which amends or supplements the Prospectus. Any reference herein to the Registration Statements or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934 (the "Exchange Act") on or before the effective date of such Regis-tration Statement or the date of such Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statements or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the respective effective date of such Registration Statement, or the date of any Prospectus, as the case may be, and deemed to be incorporated therein by reference.

               (b) Accuracy of Registration Statements. The Registration Statements (and the Registration Statements as amended if any post-effective amendment thereof shall have become effective) each comply in all material respects with the provisions of the Act and the Exchange Act and the Rules and Regulations and do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus (and the Prospectus as amended or supplemented, if the Company shall have filed with the Commission any amendment thereof or supplement thereto) fully complies with the provisions of the Act and the Exchange Act and the Rules and Regulations and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this paragraph (b) shall apply to (i) that part of either Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustee or (ii) statements in, or omissions from, either Registration Statement or the Prospectus or any amendment thereof or supple-ment thereto made in reliance upon and in conformity with infor-mation furnished in writing to the Company by or on behalf of an Agent for use in connection with the preparation of such Registration Statement or the Prospectus or any such amendment or supplement.

               (c) Accountants. The accountants who have certified or shall certify the financial statements filed and to be filed with the Commission as parts of the Registration Statements and the Prospectus are independent with respect to the Company as required by the Act and the Rules and Regulations.

               (d) Due Incorporation. The Company has been duly incorporated and is a validly existing cooperative association in good standing under the laws of the District of Columbia, duly qualified and in good standing in each jurisdiction in which the ownership or leasing of properties or the conduct of its business requires it to be qualified (or the failure to be so qualified will not have a material adverse effect upon the business or condition of the Company), and the Company has the corporate power and holds all valid permits and other required authorizations from governmental authorities necessary to carry on its business as now conducted and as to be conducted on the Closing Date and any Representation Date, and as contemplated by the Prospectus.

               (e) Material Changes. Since the respective dates as of which information is given in each Registration Statement and the Prospectus, and except as set forth in the Prospectus, there has not been any material adverse change in the condition, financial or other, or the results of operations of the Company, whether or not arising from transactions in the ordinary course of business.

               (f)  Litigation.  Except as set forth in the
Prospectus, the Company does not have any litigation pending of a character which in the opinion of counsel for the Company referred to in Section 5(f) hereof could result in a judgment or decree having a material adverse effect on the condition, financial or other, or the results of operations of the Company.

               (g) Legality. The Securities and the Indenture are duly and validly authorized, and no further authorization, consent or approval of the members and no further authorization or approval of the Board of Directors of the Company or any committee thereof is required for the issuance and sale of the Securities as contemplated herein; and neither such issuance or sale of Securities nor the consummation of any other of the transactions herein contemplated will conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or will result in a breach by the Company of any terms of, or constitute a default under, any other agreement or undertaking of the Company; and except as required by the Act, the Trust Indenture Act, the Exchange Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance by the Company of the transactions contemplated by this Agreement, each applicable Purchase Agreement (as defined in Section 11), if any, or the Indenture. The Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Prospectus. Each Security delivered or sold hereunder will constitute, as of such delivery or sale, the legal, valid and binding obligation of the Company enforceable in accordance with its terms and will be entitled to the benefits of the Indenture and the terms of such Security will have been approved by the Governor or the Chief Financial Officer of the Company.

            (h) No Stop Order. The Commission has not issued and, to the best knowledge of the Company, is not threatening to issue any order preventing or suspending the use of the Prospectus (as amended or supplemented, if the Company shall have filed with the Commission any amendment thereof or supplement thereto).

            (i) Regulation. The Company is not required to be registered as an investment company under the Investment Company
Act of 1940 and is not subject to regulation under the Public
Utility Holding Company Act of 1935.

            SECTION 2. Solicitations as Agent. (a) On the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, each Agent agrees, as an agent of the Company, to use its best efforts to solicit offers to purchase the Securities upon the terms and conditions set forth in the Prospectus. Neither Agent shall otherwise employ, pay or compensate any other person to solicit offers to purchase the Securities or to perform any of its func-tions as Agent without the prior written consent of the Company, which consent shall not be unreasonably withheld, except that Lehman Brothers Inc. may solicit offers to purchase Securities through its indirect wholly-owned subsidiary, Lehman Government Securities Inc., which affiliate shall in such capacity be treated together with Lehman Brothers Inc. as an Agent hereunder.

          (b) The Company reserves the right, in its sole discretion, to suspend solicitation by the Agents in their capacities as Agents of offers to purchase the Securities from the Company commencing at any time for any period of time or permanently. Upon receipt of at least one business day's prior notice from the Company, the Agents will forthwith suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised the Agents that such solicitation may be resumed.

          (c) Promptly upon the closing of the sale of any Securities sold by the Company as a result of a solicitation made by an Agent, the Company agrees to pay such Agent a commission in accordance with the schedule set forth in Exhibit A hereto.

          (d) The Agents are authorized to solicit offers to purchase the Securities only in denominations of U.S.
$1,000or any amount in excess thereof which is an integral multiple thereof, at a purchase price equal to 100% of the principal amount thereof or such other amount as shall be specified by the Company. Each Agent shall communicate to the Company, in accordance with the Procedures (as defined below), each reasonable offer to purchase Securities received by it as an Agent other than those rejected by such Agent. The Company shall have the sole right to accept offers to purchase the Securities and may reject any such offer in whole or in part. Each Agent shall have the right, in its discretion reasonably exercised without advising the Company, to reject any offer to purchase the Securities received by it, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

          (e) Administrative procedures respecting the sale of Securities (the "Procedures") shall be agreed upon from time to time by the appropriate representatives of each Agent and the Company. The Procedures initially shall include those procedures set forth in Exhibit B hereto. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them herein and in the Procedures.

          (f)  The documents required to be delivered by
Section 5 hereof shall be delivered at the office of Milbank, Tweed, Hadley & McCloy, One Chase Manhattan Plaza, New York, New York 10005, not later than 10:00 A.M., New York City time, on the date of this Agreement or at such later time as may be mutually agreed upon by the Company and the Agents (the "Closing Date").

       9       SECTION 3.  Covenants of the Company.  The Company
covenants and agrees:

               (a) to furnish promptly to each Agent and to its counsel, without charge, a signed copy of Registration Statement No. 33-58445 as filed with the Commission and each amendment or supplement thereto, and a copy of each Prospectus thereafter filed with the Commission, including all supplements thereto and, upon request of such Agent, all documents incorporated therein by reference and all consents and exhibits filed therewith;

               (b) to deliver promptly to the Agents such number of the following documents as they may request:

               (i) conformed copies of the Registration Statements (excluding exhibits other than the computation of the ratio of earnings to fixed charges, the Indenture and this Agree-
     ment);

              (ii) each Prospectus; and

             (iii) any documents incorporated by reference in the Prospectus;

and the Company authorizes each Agent to use such documents during the period referred to in (c) below (subject to the limitations set forth therein) in connection with the sale of the Securities in accordance with the applicable provisions of the Act and the Rules and Regulations;

               (c) if, during any period in which, in the opinion of counsel for the Agents (provided, if the Agents are no longer soliciting (or have been instructed to stop soliciting) purchases of Securities, such opinion is known to the Company), a prospectus relating to the Securities is required to be delivered under the Act, any event known to the Company occurs as a result of which the Prospectus would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act or the Rules and Regulations, to notify the Agents promptly to suspend solicitation of purchases of the Securities (and the Agents will do so); and if the Company shall decide to amend or supplement either Registration Statement or the Prospectus for purposes of offering the Securities, to promptly advise the Agents by telephone (with confirmation in writing) and, except as otherwise provided in any relevant Purchase Agreement, to promptly prepare and file with the Commission an amendment or supplement, whether by filing such documents pursuant to the Act or the Exchange Act, as may be necessary to correct such untrue statement or omission or to make such Registration Statement or the Prospectus comply with such requirements and to prepare and furnish to the Agents at its own expense such amendment or supplement to such Registration Statement or the Prospectus as will correct such

Registration Statement or Prospectus; provided, however, that the Company shall in any event promptly prepare, file and furnish an Agent with such an amendment or supplement if such Agent shall then hold any Securities acquired from the Company as principal (other than such Securities as such Agent shall have held for a period of six months or more);

             (d) to timely file with the Commission during the period referred to in the proviso to (c) above and during any time the Agents are permitted to solicit offers as Agents as provided hereunder (i) any amendment or supplement to either Registration Statement or any Prospectus that may, in the judgment of the Company, be required by the Act or requested by the Commission and (ii) all documents (and any amendments to previously filed documents) required to be filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act;

             (e) prior to filing with the Commission, during the period referred to in the proviso to (c) above and during any time the Agents are permitted to solicit offers as Agents as provided hereunder, (i) any amendment or supplement to either Registration Statement, (ii) any amendment or supplement to the Prospectus or (iii) upon request of either Agent, any document incorporated by reference in any of the foregoing or any amendment of or supplement to any such incorporated document, to furnish a copy thereof to the Agents and counsel for the Agents;

        (f) to advise the Agents immediately (i) when any post-effective amendment to either Registration Statement relating to or covering the Securities becomes effective and when any further amendment of or supplement to the Prospectus shall be filed with the Commission, (ii) of any request or proposed request by the Commission for an amendment or supplement to either Registration Statement, to the Prospectus, to any document incorporated by reference in any of the foregoing or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of either Registration Statement or any order directed to the Prospectus or any document incorporated therein by reference or the initiation or threat of any stop order proceeding or of any challenge to the accuracy or adequacy of any document incorporated by reference in the Prospectus, (iv) of receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose and (v) of the happening of any event which makes untrue any statement of a material fact made in either Registration Statement or the Prospectus as amended or supplemented or which requires the making of a change in such Registration Statement or the Prospectus as amended or supplemented in order to make any material statement therein not misleading;

        (g) if, during the period referred to in the proviso to
(c) above and during any time the Agents are permitted to solicit offers as Agents as provided hereunder, the Commission shall issue a stop order suspending the effectiveness of either Registration Statement, to make every reasonable effort to obtain the lifting of that order at the earliest possible time;

        (h) as soon as practicable, but not later than 18 months, after the date of each acceptance by the Company of an offer to purchase Securities hereunder, to make generally available to its security holders an earnings statement covering a period of at least 12 months beginning after the later of
(i) the effective date of Registration Statement No. 33-58445,
(ii) the effective date of the most recent post-effective amendment to either Registration Statement to become effective prior to the date of such acceptance and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of such acceptance which will satisfy the provisions of Section 11(a) of the Act (including, at the option of the Company, Rule 158 of the Rules and Regulations under the Act);

             (i) so long as any of the Securities are outstanding, to make available to the Agents, not later than the time the Company makes the same available to others, copies of all public reports or releases and all reports and financial statements furnished by the Company to any securities exchange on which the Securities are listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

             (j) on or prior to the date on which the Company shall release to the general public interim financial information, if any, with respect to each of the first three quarters of any fiscal year, to make available such information to each Agent and, except as otherwise provided in any relevant Purchase Agreement, to cause the Prospectus to be amended or supplemented to set forth or incorporate by reference such information, as well as such other information and explanations as shall be necessary for an understanding of such amounts or as shall be required by the Act or the Rules and Regulations; provided, however, that if on the date of such release the Agents shall not be engaged or shall have been instructed not to engage in solicitation of purchases of the Securities as Agents of the Company, and shall not then hold any Securities acquired from the Company as principal (other than such Securities as shall have been held for a period of six months or more), the Company shall not be obligated so to amend or supplement the Prospectus until such time as solicitation of purchases of the Securities shall with the Company's consent be resumed or the Company shall subse-quently enter into a new Purchase Agreement with one of you;

             (k) on or prior to the date on which the Company shall release to the general public financial information included in or derived from the audited financial statements of the Company for the preceding fiscal year, to make available such information to each Agent and to cause the Registration Statements and the

Prospectus to be amended or supplemented, initially to set forth capsule financial information with respect to the results of operations of the Company for such year and corresponding infor-mation for the prior year, as well as such other information and explanations as shall be necessary for an understanding of such amounts or as shall be required by the Act or the Rules and Regulations, and, on or before the date that the Company's Annual Report on Form 10-K is filed with the Commission, to cause the Registration Statement and the Prospectus to be amended to set forth or incorporate such audited financial statements and the report or reports of independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such financial statements or as shall be required by the Act or the Rules and Regulations; provided, however, that if on the date of such release the Agents shall not be engaged or shall have been instructed not to engage in solicitation of purchases of the Securities as Agents of the Company, and shall not then hold any Securities acquired from the Company as principal (other than such Securities as shall have been held for a period of six months or more), the Company shall not be obligated so to amend or supplement the Prospectus until such time as solicitation of purchases of the Securities shall with the Company's consent be resumed or the Company shall subsequently enter into a new Purchase Agreement with one of you; and

             (l) to endeavor, in cooperation with the Agents, to qualify the Securities for offering and sale under the securities laws of such jurisdictions as either Agent may designate, and to maintain such qualifications in effect for as long as may be required for the distribution of the Securities; and to file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided; provided that the Company shall not be required to register or qualify as a foreign corporation nor, except as to matters relating to the offer and sale of the Securities, take any action which would subject it to service of process generally in any jurisdiction.

             SECTION 4.  Payment of Expenses.  The Company will pay
(i) the costs incident to the authorization, issuance and delivery of the Securities and any taxes (other than transfer taxes) payable in that connection, (ii) the costs incident to the preparation, printing and filing under the Act of the Registration Statements and any amendments and exhibits thereto,
(iii) the costs incident to the preparation, printing and filing of any document and any amendments and exhibits thereto required to be filed by the Company under the Exchange Act, (iv) the costs of distributing the Registration Statements, as originally filed, and each amendment and post-effective amendment thereof
(including exhibits), the Prospectus, any supplement or amendment to the Prospectus and any documents incorporated by reference in any of the foregoing documents, (v) the fees and disbursements of the Trustee and its counsel, (vi) the costs and fees in connection with the listing of the Securities on any securities exchange, (vii) the cost of any filings with the National Association of Securities Dealers, Inc., (viii) the fees and disbursements of counsel to the Company, (ix) the fees paid to rating agencies in connection with the rating of the Securities,
(x) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in
Section 3(l) hereof and of preparing and printing a Blue Sky Memorandum and a memorandum concerning the legality of the Securities as an investment (including fees and expenses of counsel for the Agents in connection therewith), (xi) the cost of the "tombstone" advertisement and such other advertising expenses agreed to by the Company and Agents in connection with the solicitation of offers to purchase Securities, and (xii) all other costs and expenses incident to the performance of the Company's obligations under this Agreement (including any Purchase Agreement). In addition, subject to the provisions of
Section 7, the Company agrees to reimburse the Agents for the fees and disbursements of their legal counsel (except that the Company shall not be liable for the fees and disbursements of more than one separate firm of attorneys).

             Except as specifically provided in this Section and herein, the Agents agree to pay all their costs and expenses.

             SECTION 5. Conditions of Obligations. The obligation of the Agents, as agents of the Company, under this Agreement to solicit offers to purchase the Securities, as well as the obligation of either Agent to purchase Securities pursuant to any Purchase Agreement, is subject to the accuracy, on each Representation Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof to the extent then relevant, to the performance by the Company in all material respects of its obligations hereunder, and to each of the following additional terms and conditions:

             (a) No stop order suspending the effectiveness of either Registration Statement, or any part thereof, nor any order directed to any document incorporated by reference in the Prospectus shall have been issued and no stop order proceeding shall have been initiated or threatened by the Commission and no challenge by the Commission shall be pending to the accuracy or adequacy of any document incorporated by reference in the Prospectus; any request of the Commission for inclusion of additional information in either Registration Statement or the Prospectus or otherwise shall have been withdrawn or complied with; and after the date of any Purchase Agreement (and prior to the closing date for the Securities referred to therein) the Company shall not have filed with the Commission any amendment or supplement to either Registration Statement or the Prospectus (or any document incorporated by reference therein) without the consent of the Agent or Agents party thereto.

             (b) No order suspending the sale of the Securities in any jurisdiction designated by an Agent pursuant to Section 3(l) hereof shall have been issued, and no proceeding for that purpose shall have been initiated or threatened.

             (c) The Agents shall not have discovered and disclosed to the Company that either Registration Statement or the Prospectus, as amended or supplemented, contains an untrue statement of a fact which, in the opinion of counsel for the Agents, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

             (d) The form and validity of the Indenture, the form and validity of the Securities, the legality and sufficiency of the authorization of the issuance and sale of the Securities hereunder, and all corporate proceedings and other legal matters incident to the foregoing, and the form of the Registration Statements and of the Prospectus (other than financial statements and other financial data), shall have been approved as of the Closing Date by Cravath, Swaine & Moore, counsel for the Agents.

             (e) At the Closing Date, the Agents shall have received the opinion, addressed to the Agents and dated the Closing Date, of John Jay List, Esq., General Counsel of the Company, in form and scope satisfactory to the Agents and their counsel, to the effect that:

             (i) the Company has been duly incorporated and is validly existing as a cooperative association under the laws of the District of Columbia with corporate power to conduct its business as described in the Registration Statements;

             (ii) the issuance and sale of the Securities by the Company pursuant to this Agreement (and, if the opinion is being given pursuant to Section 6(c) hereof on account of the Company having entered into a Purchase Agreement, the applicable Purchase Agreement) have been duly and validly authorized by all necessary corporate action (subject to the approval of the terms of each Security by the Governor or the Chief Financial Officer of the Company); and no author-ization, consent, order or approval of, or filing or registration with, or exemption by, any government or public body or authority of the District of Columbia or any department or subdivision thereof is required for the validity of the Securities or for the issuance, sale and delivery of the Securities by the Company pursuant to this Agreement and any Purchase Agreement or for the execution and delivery of this Agreement, any Purchase Agreement and the Indenture by the Company (except that such counsel need not express an opinion as to whether offers or sales by Agents require qualification or registration under the securities laws of the District of Columbia);

            (iii) the Indenture has been duly authorized by the Company and constitutes an instrument valid and binding on the Company and enforceable in accordance with its terms;

             (iv) the Securities, assuming they are in a form conforming to the specimens thereof examined by such counsel, and assuming due execution of the Securities on behalf of the Company and authentication thereof by the Trustee and issuance thereof in accordance with the terms of the Indenture and delivery thereof against payment therefor in accordance with the terms of this Agreement (and any Purchase Agreement) and subject to the approval of the terms of each Security by the Governor or the Chief Financial Officer of the Company, will constitute valid and binding obligations of the Company enforceable in accordance with their terms and will be entitled to the benefits of the Indenture;

             (v) this Agreement has been duly authorized, executed, and delivered by the Company and the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach of any terms or provisions of, or constitute a default under, the Articles of Incorporation or By-Laws of the Company or any indenture, deed of trust, note, note agreement or other agreement or instrument known to such counsel, after due inquiry, to which the Company is a party or by which the Company or any of its properties is bound or affected;

            (vi) no consent, approval, authorization or order of any court or governmental agency, authority or body of the District of Columbia is required for the consummation of the transactions contemplated in this Agreement (including any Purchase Agreement) (except that such counsel need not express an opinion as to whether offers or sales by Agents require qualification or registration under the securities laws of the District of Columbia); and

           (vii) there is no tax of the District of Columbia or the Commonwealth of Virginia applicable to the execution of the Indenture.

               Such counsel shall state that nothing has come to the attention of such counsel causing him to believe, based upon such counsel's participation in the preparation of the Registration Statements or otherwise, that either Registration Statement (or any post-effective amendment thereof) or the Prospectus (as amended or supplemented, if amended or supplemented) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading as of the effective date of Registration Statement No. 33-50463 (in the case of such Registration Statement) and as of the effective date of Registration Statement No. 33-58445 (in the case of such

Registration Statement) and as of the effective date of any such amendment or supplement and as of the Closing Date and such counsel does not know of any litigation or any governmental pro-ceeding instituted or threatened against the Company required to be disclosed in either Registration Statement or the Prospectus and which is not disclosed therein.

             Insofar as such opinion relates to the enforceability of the Securities and the Indenture, such counsel may state that the enforceability thereof may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors' rights and may be limited by laws with respect to or affecting the remedies provided for in the Securities and the Indenture (provided that such laws do not, in the opinion of such counsel, make inadequate the remedies afforded thereby for the realization of the benefits provided for in the Securities and the Indenture).

             Such counsel may also state that provisions of the Indenture or this Agreement that permit the Trustee, the Agents, or any of the noteholders to take action or make determinations, or provide for indemnities or similar undertakings of the Company in favor of the Trustee, the Agents, or any of the noteholders or for limitations on their liability to the Company or other persons, may be subject to requirements that such action be taken or such determinations be made, or that any action or inaction by the Trustee, the Agents, or any of the noteholders that may give rise to a claim under such indemnities or similar undertakings or to such liability be taken or not taken, on a reasonable basis and in good faith.

             (f) At the Closing Date, the Agents shall have received the opinion, addressed to the Agents and dated the Closing Date, of Milbank, Tweed, Hadley & McCloy, counsel to the Company, in form and scope satisfactory to the Agents and their counsel, to the effect that:

             (i) the Company has been duly incorporated and is validly existing as a cooperative association in good standing under the laws of the District of Columbia with corporate power to conduct its business as described in the Prospectus;

             (ii) the issuance and sale of the Securities by the Company pursuant to this Agreement (and, if the opinion is being given pursuant to Section 6(c) hereof on account of the Company having entered into a Purchase Agreement, the applicable Purchase Agreement) have been duly and validly authorized by all necessary corporate action (subject to the approval of the terms of each Security by the Governor or the Chief Financial Officer of the Company); and no author-ization, consent, order or approval of, or filing or registration with, or exemption by, any governmental or public body or authority (including, without limitation, the

     Rural Utilities Service) of the United States or of the State of New York or any department or subdivision thereof, or, to the best knowledge of such counsel, any court, other than such as may be required under State securities or blue sky laws and other than registration of the Securities under the Act and qualification of the Indenture under the Trust Indenture Act, is required for the validity of the Securities or for the issuance, sale and delivery of the Securities by the Company pursuant to this Agreement (including any Purchase Agreement) or for the execution and delivery of this Agreement (including any Purchase Agreement) and the Indenture by the Company;

             (iii) the Indenture has been duly authorized by the Company, has been duly qualified under the Trust Indenture Act and constitutes an instrument valid and binding on the Company and enforceable in accordance with its terms;

             (iv) the Securities, assuming they are in a form conforming to the specimens thereof examined by such counsel, and assuming due execution of the Securities on behalf of the Company and authentication thereof by the Trustee and issuance thereof in accordance with the terms of the Indenture and delivery thereof against payment therefor in accordance with the terms of this Agreement (and any Purchase Agreement) and subject to the approval of the terms each Security by the Governor or the Chief Financial Officer of the Company, will constitute valid and binding obliga-tions of the Company enforceable in accordance with their terms and will be entitled to the benefits of the Indenture;

             (v) this Agreement (including any Purchase Agreement) has been duly authorized, executed and delivered by the Company and the performance of this Agreement (including any Purchase Agreement) and the consummation of the transactions herein contemplated will not result in a breach of any terms or provisions of, or constitute a default under, the Articles of Incorporation or By-Laws of the Company or any indenture, deed of trust, note, note agreement or other agreement or instrument known to such counsel, after due inquiry, to which the Company is a party or by which the Company or any of its properties is bound or affected;

             (vi) the Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Registration Statements; and the statements made in the Prospectus under the caption "Description of Securities" and in the prospectus supplement dated April 13, 1995, under the caption "Description of the Medium-Term Notes" (and the comparable provisions of any supplement to the Prospectus approved by the Agents), insofar as they purport to summarize the provisions of documents or agreements specifically referred to therein, fairly present the information called for with respect thereto by Form S-3;

           (vii) the Registration Statements (and any posteffective amendment thereof) have become and are effective under the Act and the Securities have become registered under the Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of either Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated, and the Registration Statements (and any post-effective amendment thereof) and the Prospectus and each amendment thereof or supplement thereto (except for the financial statements and other financial data included therein as to which such counsel need express no opinion) when they became effective or were filed with the Securities and Exchange Commission complied as to form in all material respects with the requirements of the Act, the Exchange Act, the Trust Indenture Act and the rules and regulations issued thereunder;

          (viii) the Company is not required to be registered as an investment company under the Investment Company Act of 1940;

            (ix) the Company is not subject to regulation under the Public Utility Holding Company Act of 1935; and

             (x) the Company is not a public utility as defined in the Federal Power Act.

             Such counsel shall state that based upon such counsel's participation in the preparation of the Registration Statements, the Prospectus and documents incorporated by reference therein, such counsel's discussions with certain officers and employees of the Company, such counsel's conferences with representatives of the Company's independent certified public accountants and such counsel's representation of the Company, nothing has come to the attention of such counsel causing it to believe that either Registration Statement (or any post-effective amendment thereof) or the Prospectus (as amended or supplemented, if amended or supplemented) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading as of the effective date of Registration Statement No. 33-50463 (in the case of such Registration Statement) and as of the effective date of Registration Statement No. 33-58445 (in the case of such Registration Statement) and as of the effective date of any such amendment or supplement and as of the Closing Date (it being understood that such counsel need express no opinion concerning financial or statistical data included therein) and such counsel does not know of any litigation or any governmental proceeding instituted or threatened against the Company required to be disclosed in either Registration Statement or the Prospectus and which is not disclosed therein.

             Such counsel shall also state that to the best knowledge of such counsel, no order directed to any document incorporated by reference in the Prospectus has been issued and no challenge has been made by any regulatory agency to the accuracy or adequacy of any such document.

             Insofar as such opinion relates to the enforceability of the Securities and the Indenture, such counsel may state that the enforceability thereof may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors' rights and may be limited by laws with respect to or affecting the remedies provided for in the Securities and the Indenture (provided that such laws do not, in the opinion of such counsel, make inadequate the remedies afforded thereby for the realization of the benefits provided for in the Securities and the Indenture).

             Such counsel may also state that provisions of the Indenture or this Agreement that permit the Trustee, the Agents, or any of the noteholders to take action or make determinations, or provide for indemnities or similar undertakings of the Company in favor of the Trustee, the Agents, or any of the noteholders or for limitations on their liability to the Company or other persons, may be subject to requirements that such action be taken or such determinations be made, or that any action or inaction by the Trustee, the Agents, or any of the noteholders that may give rise to a claim under such indemnities or similar undertakings or to such liability be taken or not taken, on a reasonable basis and in good faith.

             In rendering the foregoing opinion, Milbank, Tweed, Hadley & McCloy may rely as to matters of the law of the District of Columbia upon the opinion of John Jay List, Esq., General Counsel of the Company, addressed to the Agents and dated the Closing Date, satisfactory in form and scope to counsel for the Agents. If Milbank, Tweed, Hadley & McCloy shall so rely upon the opinion of John Jay List, Esq., (i) copies of the opinion so relied upon (to the extent such opinion is different than the opinion required by Section 5(e)) shall be delivered to you and to counsel for the Agents and (ii) the opinion required by this
Section 5(f) shall also state that Milbank, Tweed, Hadley & McCloy has made an independent investigation of the matters in its opinion covered by the opinion so relied upon and that the Agents are justified in relying upon such opinion.

             (g) The Company shall have furnished to the Agents on the Closing Date a certificate, dated the Closing Date, of its President, Governor, Vice President or Chief Financial Officer stating that: (i) the representations, warranties and agreements of the Company in Section 1 hereof are true and correct as of the Closing Date; the Company has complied in all material respects with all its agreements contained herein; and the conditions set forth in Sections 5(a) and 5(b) hereof have been fulfilled,
(ii) in his opinion, as of the effective date of Registration Statement No. 33-50463, such Registration Statement, and as of the effective date of Registration Statement No. 33-58445, such

Registration Statement did not contain an untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, as of the effective date of Registration Statement No. 33-58445, the Prospectus did not contain an untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) since the effective date of Registration Statement No. 33-50463, no event has occurred which should have been set forth in an amendment or supplement to the Prospectus but which has not been so set forth,
(iv) since the respective dates as of which information is given in Registration Statement No. 33-58445 and the Prospectus, as amended or supplemented, there has not been any material adverse change in the condition, financial or other, or earnings of the Company, whether or not arising from transactions in the ordinary course of business, (v) the Company has no material contingent obligations which are required to be disclosed in either Registration Statement or the Prospectus and are not disclosed therein, (vi) no stop order suspending the effectiveness of either Registration Statement is in effect on the Closing Date and no proceedings for the issuance of such an order have been taken or to the knowledge of the Company are contemplated by the Commission on or prior to the Closing Date, (vii) there are no material legal proceedings to which the Company is a party or of which property of the Company is the subject which are required to be disclosed in either Registration Statement or the Prospectus and are not disclosed therein and (viii) there are no material contracts to which the Company is a party which are required to be disclosed in either Registration Statement or the Prospectus and are not disclosed therein.

             (h) Arthur Andersen LLP (or successor independent public accountants with respect to the Company within the meaning of the Act and the Rules and Regulations) shall have furnished to the Agents, at or prior to the Closing Date, a letter, addressed to the Agents and dated the Closing Date, confirming that they are independent public accountants with respect to the Company within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission; and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to the Agents concurrently with the execution of this Agreement and confirming in all material respects the conclusions and findings set forth in such prior letter or, if no such letter shall have been delivered to you, the conclusions and findings of such firm, in form and substance satisfactory to the Agents with respect to such financial information and other matters as the Agents shall reasonably request.

             (i) There shall not have occurred (i) any suspension or material limitation (other than limitations on hours or days of trading) in trading in securities generally on the New York Stock Exchange or any establishment of minimum prices on such exchange, (ii) any banking moratorium declared by either Federal or New York State authorities or (iii) any outbreak of hostili-ties involving the United States or escalation of hostilities involving the United States or a declaration of a national emergency or war by the United States.

             (j) Prior to the Closing Date, the Company shall have furnished to the Agents and to Cravath, Swaine & Moore, counsel to the Agents, such further certificates and documents as the Agents or counsel to the Agents may have reasonably requested prior to the Closing Date.

             If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agree-ment to be fulfilled, this Agreement and all obligations of the Agents hereunder may be canceled on, or at any time prior to, the Closing Date by the Agents. Notice of such cancelation shall be given to the Company in writing, or by telegraph, telephone or telex confirmed in writing.

             All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are on the date of delivery in the form and scope satisfactory to counsel for the Agents.

             SECTION 6.  Additional Covenants of the Company. The
Company covenants and agrees that:

             (a) Each acceptance by it of an offer for the purchase of Securities shall be deemed to be an affirmation to the Agent which procured the offer that the representations and warranties of the Company contained in this Agreement and in any certificate theretofore given to the Agents pursuant hereto (to the extent relevant to such purchase) are true and correct at the time of such acceptance, and an undertaking that such representations and warranties will be true and correct at the time for delivery to the purchaser or his agent of the Securities relating to such acceptance as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statements and the Prospectus as amended or supplemented to each such time).

             (b) Each time that either Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates or maturities of the Securities or a change in the principal amount of Securities remaining to be sold or similar changes) or the Company files with the Commission any document incorporated by reference into the Prospectus (except in all cases by filing a report on Form 8-K, pursuant to the Exchange Act, solely to add exhibits to documents previously filed), the Company shall, concurrently with such amendment, supplement or filing, furnish the Agents with a certificate of the President, Governor or Chief Financial Officer of the Company in form satis-factory to the Agents to the effect that the statements contained in the certificate referred to in Section 5(g) hereof which was last furnished to the Agents are true and correct at the time of such amendment, supplement or filing, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statements and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 5(g) modified as necessary to relate to the Registration Statements and the Prospectus as amended and supplemented to the time of delivery of such certificate provided, that, except if the Agents shall then hold any Securities acquired from the Company as principal (other than such Securities as shall have been held for a period of six months or more), no certificate need be given during any period in which the Agents have been instructed to or have suspended the solicitation and receipt of offers to purchase Securities but shall be required to be given before the Agents shall again be obligated to solicit offers to purchase the Securities.

             (c) Each time that either Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates or maturities of the Securities or a change in the principal amount of Securities remaining to be sold or similar changes) or the Company files with the Commission any document incorporated by reference into the Prospectus (except in all cases by filing a report on Form 8-K, pursuant to the Exchange Act, solely to add exhibits to documents previously filed), the Company shall, concurrently with such amendment, supplement or filing, furnish the Agents and their counsel with written opinions of (i) the General Counsel of the Company and
(ii) Milbank, Tweed, Hadley & McCloy, counsel to the Company, addressed to the Agents and dated the date of delivery of such opinions, in form satisfactory to the Agents, of the same tenor as the respective opinions referred to in Sections 5(e) and 5(f) hereof, but modified, as necessary, to relate to the Registration Statements and the Prospectus as amended or supplemented to the time of delivery of such opinions; provided, however, that in lieu of such opinions, either of such counsel may furnish the Agents with letters to the effect that the Agents may rely on such prior opinions to the same extent as though they were dated the date of such letter authorizing reliance (except that statements in such prior opinions shall be deemed to relate to the Registration Statements and the Prospectus as amended or supplemented to the time of delivery of such letters authorizing reliance); provided further that, except if the Agents shall then hold any Securities acquired from the Company as principal

(other than such Securities as each Agent shall have held for a period of six months or more), no opinion need be given during any period in which the Agents have been instructed to or have suspended the solicitation and receipt of offers to purchase Securities but shall be required to be given before the Agents shall again be obligated to solicit offers to purchase the Securities.

             (d) Each time that either Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information with respect to the Company or the Company files with the Commission any document incorporated by reference into the Prospectus which contains additional financial information the Company shall cause Arthur Andersen LLP (or successor independent public accountants with respect to the Company within the meaning of the Act and the Rules and Regulations) to furnish the Agents, concurrently with such amendment, supplement or filing, a letter, addressed jointly to the Company and the Agents and dated the date of delivery of such letter, in form and substance reasonably satisfactory to the Agents, of the same tenor as the letter referred to in
Section 5(h) hereof but modified to relate to the Registration Statements and the Prospectus, as amended and supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; provided, however, that if either Registration Statement or the Prospectus is amended or supplemented solely to include financial information with respect to the Company as of and for a fiscal quarter, Arthur Andersen LLP (or successor independent public accountants with respect to the Company within the meaning of the Act and the Rules and Regulations) may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless there is contained therein any other accounting, financial or statistical information with respect to the Company that, in the reasonable judgment of the Agents, should be covered by such letter, in which event such letter shall also cover such other information; provided further that, except if the Agents shall then hold any Securities acquired from the Company as principal (other than such Securities as shall have been held for a period of six months or more), no letter need be given during any period in which the Agents have been instructed to or have suspended the solicitation and receipt of offers to purchase Securities but shall be required to be given before the Agents shall again be obligated to solicit offers to purchase the Securities.

             (e) On request from time to time by either Agent, the Company will advise the Agents of the amount of Securities sold (which for this purpose shall include medium-term notes having terms substantially similar to the terms of the Securities but constituting one or more separate series of securities for purposes of the Indenture and sold outside the United States pursuant to any other agreement), and the amount remaining registered under the Securities Act and authorized for issuance and sale hereunder.

             SECTION 7. Indemnification and Contribution. (a) The Company shall indemnify and hold harmless the Agents (for purposes of this Section 7, the "Agents" shall be deemed to include the Agents and all subsidiaries and affiliates of the Agents to the extent such subsidiaries and affiliates are agents of the Company in accordance with the provisions of Section 2(a)) and each person, if any, who controls either Agent within the meaning of the Act from and against any loss, claim, damage or liability, joint or several, to which such Agent or controlling person may become subject, under the Act, the Exchange Act or other federal or state statutory law or regulation or common law, and to reimburse the Agents and such controlling persons for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in either Registration Statement or any post-effective amendment thereof or the Prospectus (as amended or supplemented, if the Company shall have filed with the Commission any amendment thereof or supplement thereto), if used within the period during which the Agent claiming indemnification is authorized to use the Prospectus as provided hereunder, or arises out of, or is based upon, the omission or alleged omission to state therein (if so used, in the case of such Prospectus) a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in either Registration Statement or any post-effective amendment thereof or the Prospectus (as amended and supplemented) in reliance upon and in conformity with written information furnished to the Company by the Agent claiming indemnification specifically for inclusion therein or contained in that part of either Registration
Statement constituting the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee; and provided further that as to any Prospectus (as amended and supplemented) this indemnity agreement shall not inure to the benefit of either Agent or any person controlling such Agent on account of any loss, claim, damage, liability or action arising from the sale of Securities to any person by such Agent if such Agent failed to send or give a copy of the Prospectus (or the Prospectus as amended or supplemented if the Company shall have made any amendments thereof or supplements thereto which shall have been furnished to such Agent prior to the time of the below-written confirmation) to that person at or prior to the time written confirmation of the sale of such Securities was sent to such person, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Prospectus was corrected in such Prospectus or amendment or supplement, unless such failure resulted from non-compliance by the Company with Section 3(b) hereof. For purposes of the second proviso to the immediately preceding sentence, the term "Prospectus (or the Prospectus as amended or supplemented if the Company shall have made any amendments thereof or supplements thereto)" shall not be deemed to include the documents incorporated therein by reference and under no circumstances shall either Agent be obligated to send or give any document incorporated by reference or any supplement or amendment to any document incorporated by reference in the Prospectus to any person. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to either Agent or controlling person.

             (b) Each Agent shall indemnify and hold harmless the Company, each of its directors, each of its officers who signed either Registration Statement and any person who controls the Company within the meaning of the Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Act, the Exchange Act or federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in either Registration Statement or any post-effective amendment thereof or the Prospectus (or any amendment thereof or supplement thereto), or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Agent specifically for inclusion therein, and shall reimburse the Company or any such director, officer or controlling person for any legal and other expenses reasonably incurred by such indem-nified party in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which either Agent may otherwise have to the Company or any of its directors, officers or controlling persons. The statements with respect to the manner of distribution of the Securities by the Agents and with respect to the Agents set forth (i) on the table (including the footnotes) and in the last paragraph on the cover page of the Prospectus Supplement dated April 13, 1995 (to the Prospectus dated April 13, 1995), (ii) in the first paragraph on page 2 of such Prospectus Supplement and of the Prospectus and
(iii) under the heading "Plan of Distribution" in such Prospectus Supplement and in the Prospectus (and the comparable provisions of any other supplement to the Prospectus approved by the Agents) constitute the only information furnished in writing by the Agents for inclusion in the Registration Statements and the Prospectus, and the Agents confirm that such statements are correct.
             (c) Each indemnified party will, promptly after the receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought from an indemnifying party on account of an indemnity agreement contained in this Section 7, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party so to notify an indemnifying party of any such action shall not relieve the indemnifying party from any liability (to the extent not prejudiced by such delay) which it may have to such indemnified party on account of the indemnity agreement contained in this Section 7 or otherwise. Except as provided in the next succeeding sentence, in case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice in writing from such indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Such indemnified party shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel has been authorized in writing by the indemnifying party in connection with the defense of such action, (ii) such indemnified party shall have been advised by such counsel that there are material legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party) or (iii) the indemnifying party shall not have assumed the defense of such action and employed counsel therefor satisfactory to such indemnified party within a reasonable time after notice of commencement of such action, in any of which events such fees and expenses shall be borne by the indemnifying party, provided that (x) the indemnifying party shall not, in connection with any one such action, or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses with respect to any period during the pendency of such action or similar or related actions of more than one separate firm of attorneys (except where local counsel is necessary in connection with such action or similar or related actions) for all indemnified parties so named, designated in writing by such Agent or the Agents if the indemnifying party is the Company or by the Company if the indemnifying party is either Agent or the Agents, and (y) the firm of attorneys so designated may be changed from time to time with respect to different periods during the pendency of such action or similar or related actions. The indemnifying party shall not be liable for any settlement of any action or claim effected without its consent, which consent shall not be unreasonably withheld.

             (d)  If the indemnification provided for in this
Section 7 shall for any reason be unavailable to an indemnified party under Section 7(a) or 7(b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof,
(i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the indemnified or indemnifying Agent or Agents on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the indemnified or indemnifying Agent or Agents on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and either Agent on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by the Company bears to the total commissions received by such Agent with respect to such offering. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or such Agent, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agents agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), neither Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Securities sold through such Agent and distributed to the public were offered to the public exceeds the amount of any damages which such Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such person's consent, which consent shall not be unreasonably withheld.

             SECTION 8. Status of Each Agent. In soliciting offers to purchase the Securities from the Company pursuant to this Agreement (other than offers to purchase pursuant to Section 11), each Agent is acting solely as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company has been solicited by such Agent and accepted by the Company but such Agent shall have no liability to the Company in the event any such purchase is not consummated for any reason. If the Company shall default (which default shall include, but is not limited to, the Company having told an Agent not to settle any order which the Company has accepted) in its obligations to deliver Securities to a purchaser whose offer it has accepted, the Company shall hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company, provided such default is not attributable to the fault of such Agent.

             SECTION 9. Representations and Warranties to Survive Delivery. All representations and warranties of the Company contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of the termination or cancellation of this Agreement or any investigation made by or on behalf of either Agent or any person controlling such Agent or by or on behalf of the Company, and shall survive each delivery of and payment for any of the Securities.

             SECTION 10. Termination. This Agreement may be terminated for any reason, at any time, by any party hereto upon the giving of one day's written notice of such termination to the other parties hereto, provided, however, if such terminating party is an Agent, such termination shall be effective only with respect to such terminating party. The provisions of Sections 3(c), 3(h), 4, 7, 8, 9, 13 and 14 hereof shall survive any such termination.

             SECTION 11. Purchases as Principal. From time to time either Agent (including Lehman Government Securities Inc. on behalf of Lehman Brothers Inc.) may agree with the Company to purchase Securities from the Company as principal, in which case such purchase shall be made in accordance with the terms of a separate agreement (a "Purchase Agreement") to be entered into between such Agent and the Company in the form attached hereto as Exhibit C. A Purchase Agreement, to the extent set forth therein, may incorporate by reference specified provisions of this Agreement.

             SECTION 12.  Notices.  Except as otherwise provided
herein, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if received or transmitted by any standard form of telecommunication.

Notices to the Agents shall be directed to them as follows:
               Lehman Brothers Inc.
               3 World Financial Center, 12th Floor
               New York, New York 10285

               Attention:  Medium Term Note Department

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
               World Headquarters
               World Financial Center
               North Tower, 23rd Floor
               New York, New York 10281

               Attention:  Product Management-Medium Term Notes

Notices to the Company shall be directed to it as follows:

               National Rural Utilities Cooperative
                 Finance Corporation
               Woodland Park
               2201 Cooperative Way
               Herndon, Virginia 22071

               Attention:  Chief Financial Officer

             SECTION 13. Binding Effect; Benefits. This Agreement shall be binding upon each Agent, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of any entity or entities deemed to be an "Agent" for the purposes of Section 7 and the person or persons, if any, who control either Agent within the meaning of
Section 15 of the Act, and (b) the indemnity agreements of the Agents contained in Section 7 hereof shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed either Registration Statement and any persons controlling the Company. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities shall be deemed to be a successor by reason merely of such purchase.

             SECTION 14. Miscellaneous. (a) The term "business day" as used in this Agreement shall mean any day which is not a Saturday or Sunday, which in New York City is not a day on which banking institutions are generally authorized or obligated by law to close and on which the New York Stock Exchange, Inc. is open for trading.

             (b) Section headings have been inserted in this Agreement as a matter of convenience of reference only and it is agreed that such section headings are not a part of this Agreement and will not be used in the interpretation of any provision of this Agreement.

             SECTION 15.  Governing Law; Counterparts.  This
Agreement shall be governed by and construed in accordance with the laws of New York. This Agreement may be executed in counterparts and the executed counterparts shall together constitute a single instrument.

             If the foregoing correctly sets forth our agreement, please indicate your acceptance hereof in the space provided for that purpose below.



                                   Very truly yours,

                                   NATIONAL RURAL UTILITIES
                                   COOPERATIVE FINANCE
                                   CORPORATION,


                                     by
                                       _____________________


CONFIRMED AND ACCEPTED, as of
the date first above written:

LEHMAN BROTHERS INC.,

  by


MERRILL LYNCH, PIERCE, FENNER
& SMITH INCORPORATED,

  by
       31                                  EXHIBIT A

                      NATIONAL RURAL UTILITIES
                   COOPERATIVE FINANCE CORPORATION


                     Medium-Term Notes, Series C


                         Schedule of Payments


          The Company agrees to pay each Agent a commission equal to the following percentage of the aggregate principal amount of Securities or percentage of the aggregate Dollar Equivalent of the Foreign Currency or Dollar Equivalent of the Currency Unit (as defined in the Indenture) of the principal amount of Securities placed by such Agent, as the case may be:


     Term                            Commission Rate

9 months to less than 1 year              0.125%

1 year to less than 18 months             0.150%

18 months to less than 2 years            0.200%

2 years to less than 3 years              0.250%

3 years to less than 4 years              0.350%

4 years to less than 5 years              0.450%

5 years to less than 7 years              0.500%

7 years to less than 10 years             0.550%

10 years to less than 15 years            0.600%

15 years to less than 30 years            0.625%

30 years or more                          To be
                                          negotiated
                                          at time of
                                          sale

                                                   EXHIBIT B
                  NATIONAL RURAL UTILITIES
               COOPERATIVE FINANCE CORPORATION

                 Medium-Term Notes, Series C
                  Administrative Procedures
          Medium-Term Notes, Series C, with maturities of nine months or more from date of issue (the "Notes") are to be offered on a continuing basis by National Rural Utilities Cooperative Finance Corporation (the "Company"). Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as agents (each an "Agent" and, collectively, the "Agents"), have agreed to use their best efforts to solicit offers to purchase the Notes. The Notes are being sold pursuant to an Agency Agreement between the Company and the Agents dated April 13, 1995 (as it may be supplemented or amended from time to time, the "Agency Agreement"), to which these administrative procedures are attached as an exhibit. The Company has also reserved the right to sell Notes directly on its own behalf. The Notes will be issued pursuant to an Indenture, dated as of December 15, 1987 (as supplemented by a First Supplemental Indenture dated as of October 1, 1990 and as it may be supplemented or amended from time to time, the "Indenture"), between the Company and Harris Trust and Savings Bank, as successor trustee (the "Trustee"). The Notes will rank equally with all other unsecured and unsubordinated indebtedness of the Company and will have been registered with the Securities and Exchange Commission (the "Commission"). Unless otherwise defined herein, terms defined in the Agency Agreement or Indenture shall have the same meaning when used in this exhibit.

             Each Note will be represented by either a Global Security (as defined hereinafter) delivered to the Trustee as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the Holder thereof or a Person designated by such Holder (a "Certifi-cated Note"). Only Notes denominated and payable in U.S. dollars may be issued as Book-Entry Notes. Owners of beneficial interests in Book-Entry Notes will be entitled to delivery of Certificated Notes only under the limited circumstances described in the Indenture.

             Administrative responsibilities, document control and record-keeping functions to be performed by the Company will be performed by its Treasurer or Chief Financial
Officer. Administrative procedures for the offering are explained below.

             Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part II and Part
III hereof and the Letter of Representations of the Company and the Trustee to DTC dated February 24, 1995, as supplemented on April 13, 1995 and as amended or supplemented from time to time (the "Letter of Represen-tations"), and Certificated Notes will be issued in accordance with the administrative procedures set forth in
Part I and Part III hereof. Notes for which interest is calculated on the basis of a fixed interest rate, which may be zero, are referred to herein as "Fixed Rate Notes."
Notes for which interest is calculated on the basis of a floating interest rate are referred to herein as "Floating
Rate Notes." To the extent the procedures set forth below conflict with the provisions of the Notes, the Indenture, the Letter of Representations or the Agency Agreement, the relevant provisions of the Notes, the Indenture, the Letter of Representations and the Agency Agreement shall control.


                           PART I

      Administrative Procedures for Certificated Notes

Price to Public

               Each Certificated Note will be issued at 100% of principal amount, unless otherwise determined by the Company.

Date of Issuance

               Each Certificated Note will be dated and issued as of the date of its authentication by the Trustee.

Maturities

               Each Certificated Note will mature on a Business
Day (as defined in Part III below) selected by the purchaser and agreed upon by the Company, with maturities of nine months or more from the date of issuance.

Registration

               Certificated Notes will be issued only in fully registered form. Bank of Montreal Trust Company (the
"Paying Agent") will serve as registrar and transfer agent in connection with the Certificated Notes.

Denominations

               The Certificated Notes will be issued and payable in U.S. dollars in the denomination of $1,000 or any integral multiple thereof unless otherwise determined by the Company.

               The Company may determine, upon agreement with a purchaser of Certificated Notes, that such Certificated
Notes will be denominated and payable in a foreign currency or currency unit to be specified in a supplement to the Prospectus ("Specified Currency"). In such case, unless otherwise specified in such supplement, the authorized denominations of such Certificated Notes will be the equivalent, as determined by the noon (New York City time) buying rate for such Specified Currency for cable transfers quoted in New York City as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") on the Business Day immediately preceding the Settlement Date (as defined below) for such Certificated
Notes, of U.S. $1,000 (rounded down to an integral multiple of units of specified denominations of such Specified Currency). If such rates are not available for any reason, the Market Exchange Rate will be determined in accordance with the alternative provision for determining the Market Exchange Rate pursuant to Section 311(i) of the Indenture.

Interest Payments

               Each Fixed Rate Certificated Note will bear interest from its issue date (the "Original Issue Date") at the annual rate stated on the face thereof, payable on January 15 and July 15 of each year (the "Interest Payment Dates"), commencing (unless otherwise specified in the applicable supplement to the Prospectus) on the first Interest Payment Date after issuance, and at Stated Maturity or upon redemption, if applicable. Interest on each Certificated Note will be calculated and paid on the basis of a 360-day year of twelve 30-day months (unless otherwise specified in the applicable supplement to the Prospectus). Interest will be payable to the Person in whose name such Certificated Note is registered at the close of business on the January 1 or July 1 (the "Regular Record Dates") next preceding the respective Interest Payment Date; provided, however, that (i) if an Original Issue Date falls between a Regular Record Date and an Interest Payment Date, the first payment of interest will occur on the Interest Payment Date following the next Regular Record Date and (ii) interest payable at Maturity will be payable to the Person to whom principal shall be payable (whether or not such Maturity is an Interest Payment Date). Any payment of principal and interest on such Certificated Note required to be paid on an Interest Payment Date or at Stated Maturity or upon redemp-tion, if applicable, which is not a Business Day shall be postponed to the next day which is a Business Day. All interest payments (excluding interest payments made at Stated Maturity or upon redemption, if applicable) will be made by check mailed to the Person entitled thereto as provided above. Notwithstanding the foregoing, a holder of $10,000,000 or more in aggregate principal amount of Certificated Notes of like tenor and terms shall be entitled to receive such payments of interest by wire transfer in immediately available funds, but only if appropriate instructions have been received in writing by the Paying Agent on or prior to the applicable Regular Record Date for any such payment of interest.

               On the fifth Business Day immediately preceding each Interest Payment Date, the Trustee will furnish the Company with the total amount (to the extent known to the Trustee on such date) of the interest payments to be made on such Interest Payment Date. The Trustee (or any duly selected paying agent) will provide monthly to the Company's finance department a list of the principal and interest to be paid on Certificated Notes maturing in the next succeed-ing month. To the extent provided in the Indenture, the Company will provide to the Paying Agent not later than the payment date sufficient moneys to pay in full all principal and interest payments due on such payment date. The Paying Agent will assume responsibility for withholding taxes on interest paid as required by law.

               For special provisions relating to the Floating
Rate Notes, see Appendix A hereto. Special provisions relating to Certificated Notes denominated in a Specified
Currency may be agreed upon by the Company and the Agents at a later time (the "Specified Currency Provisions").

Settlement

               The receipt of immediately available funds in U.S. dollars by the Company in payment for a Certificated Note
(less the applicable commission) and the authentication and issuance of such Certificated Note shall, with respect to such Certificated Note, constitute "Settlement" and the date thereof shall be referred to as the "Settlement Date". All offers to purchase Certificated Notes accepted by the Company will be settled from one to five Business Days, or one to three Business Days, should the U.S. Securities and Exchange Commission so require, from the date of acceptance by the Company pursuant to the timetable for Settlement set forth below unless the Company and the purchaser agree to Settlement on a different date; provided, however, that the Company will so notify the Trustee (which notice with respect to a Certificated Note denominated in a Specified Currency will not be less than five Business Days prior to the Settlement Date) of any such different date on or before the Business Day immediately prior to the Settlement Date.

Settlement Procedures

               In the event of a purchase of Certificated Notes by an Agent, as principal, appropriate Settlement details will be set forth in the applicable Purchase Agreement to be entered into between such Agent and the Company pursuant to the Agency Agreement.

               Settlement procedures with regard to each Certificated Note sold through an Agent, as agent (the
"Presenting Agent"), shall be as follows:

               A. The Presenting Agent will advise the Company, and after the Company has accepted the offer, the Trustee, in writing by telex, facsimile or other electronic transmission, of the following Settlement information:

                1. Exact name in which Certificated Note is to be registered ("Registered Owner").

                2.  Exact address of the Registered Owner
                    and address for payment of principal and interest, if any.

                3.  Taxpayer identification number of the
                    Registered Owner.

                4.  Principal amount of the Certificated
                    Note (and, if multiple Certificated
                    Notes are to be issued, denominations
                    thereof).

                5.  If the Certificated Notes are to be
                    denominated in a Specified Currency,
                    whether principal and interest is to be
                    paid in U.S. dollars or the Specified
                    Currency.

                6.  Settlement Date.

                7.  Date of Maturity.

                8.  Interest rate:

                    (a) Fixed Rate Notes:

                        i) Interest Rate
                       ii) Interest Reset Dates

                    (b) Floating Rate Notes:

                        i) Interest Rate Basis
                       ii) Initial Interest Rate
                      iii) Spread or Spread Multiplier, if
                              any
                       iv) Interest Reset Periods and
                              Interest Reset Dates
                        v) Index Maturity
                       vi) Maximum and Minimum Interest
                              Rates, if any
                      vii) Calculation Agent
                     viii) Calculation Date
                       ix) Interest Determination Dates

                    (c) Interest Payment Periods and
                         Interest Payment Dates

                    (d) Regular Record Date.

                9.  If applicable, the date on or after
                    which the Certificated Notes are
                    redeemable at the option of the Company.

               10.  Wire transfer information (including
                    overseas bank account of the country of
                    the Specified Currency, if any).

               11.  Presenting Agent's commission (to be
                    paid in the form of a discount from the
                    proceeds remitted to the Company upon
                    Settlement).

               12.  Trade Date

               13.  Net Proceeds to Company

               14.  Extension of Maturity Option (including
                    the basis or formula, of any, for the
                    setting of the Interest Rate or Spread
                    and/or Spread Multiplier, as
                    applicable).

               15.  Renewal of Note Provisions.

               B. The Company will confirm to the Trustee (i) by telephone, telex, facsimile or other electronic transmission, the above Settlement information and
     (ii) by facsimile in the form attached as Appendix B, that the terms of the Notes have been approved by the Governor or the Chief Financial Officer of the Company, and the Trustee will assign a Certificated Note number to the transaction. If the Company rejects an offer, the Company will promptly notify the Presenting Agent by telephone, telex, facsimile or other electronic transmission.

               C. The exchange rate agent, if any, appointed by the Company will notify the Company, the Trustee and the Presenting Agent of the Market Exchange Rate and the denominations of Certificated Notes which are to be denominated and payable in a Specified Currency.

               D.  The Trustee will complete the preprinted 4-ply
     Certificated Note packet, the form of which was previously approved by the Company, the Agents and the Trustee.

               E. The Trustee will authenticate and deliver the Certificated Note (with the attached white confirmation) and the yellow and blue stubs to the Presenting Agent. The Presenting Agent will acknowledge receipt of the Certificated Note by completing the yellow stub and returning it to the Trustee.

               F. The Presenting Agent will cause to be wire transferred to a bank account designated by the Company immediately available funds in U.S. dollars in the amount of the principal amount of the Certificated
     Note, less the applicable commission.

               G.  The Presenting Agent will deliver the
     Certificated Note (with the attached white confirma-tion) to the purchaser against payment in immediately available funds in the amount of the principal amount of the Certificated Note. The Presenting Agent will deliver to the purchaser a copy of the most recent
     Prospectus applicable to the Certificated Note with or prior to delivery of the Certificated Note and the confirmation and payment by the purchaser for the Certificated Note. If instructed by the purchaser to deliver the Certificated Note and confirmation to different locations, the Certificated Note and the confirmation will each be accompanied or preceded by the Prospectus applicable to the Certificated Note being delivered.

               H. The Presenting Agent will obtain the acknowl-edgement of receipt for the Certificated Note and Prospectus by the purchaser through the purchaser's completion of the blue stub.

               I. The Trustee will mail the pink stub to the Company's Chief Financial Officer or other appropriate official.

Settlement Procedures Timetable

               For offers accepted by the Company, Settlement procedures "A" through "I" set forth above shall be completed on or before the respective times set forth below:

     Settlement
     Procedure         Time (New York)

               A       4 P.M. on date of order (2 P.M. on
                              date of order in the case of
                              Certificated Notes with a
                              Settlement Date on the
                              Business Day after the date of
                              order)

               B       5 P.M. on date of order (3 P.M. on
                              date of order in the case of
                              Certificated Notes with a
                              Settlement Date on the
                              Business Day after the date of
                              order)

               C      10 A.M. on the Settlement Date

               D-E    12:30 P.M.on the Settlement Date (1 P.M.
                              on the Settlement Date in the
                              case of Certificated Notes
                              denominated in a Specified
                              Currency)

               F       2 P.M. on the Settlement Date

               G-H     3 P.M. on the Settlement Date

               I       5 P.M.on the Business Day after the
                               Settlement Date

Fails

               In the event that a purchaser of a Certificated Note shall either fail to accept delivery of or make payment for Certificated Note on the date fixed by the Company for Settlement, the Presenting Agent will immediately notify the Trustee and the Company's Chief Financial Officer or other appropriate official by telephone, confirmed in writing, of such failure and return the Certificated Note to the Trustee. Upon the Trustee's receipt of the Certificated
Note from the Presenting Agent, the Company will promptly return to the Presenting Agent an amount of immediately available funds in U.S. dollars equal to any amount previ-ously transferred to the Company in respect of the Certifi-cated Note pursuant to advances made by such Agent. Such returns will be made on the Settlement Date, if possible, and in any event not later than 12 noon (New York City time) on the Business Day following the Settlement Date. The Company will reimburse the Presenting Agent on an equitable basis for its loss of the use of the funds during the period when the funds were credited to the account of the Company. Upon receipt of the Certificated Note in respect of which the default occurred, the Trustee will mark the Certificated Note "cancelled", make appropriate entries in its records and deliver the Certificated Note to the Company with an appropriate debit advice. The Presenting Agent will not be entitled to any commission with respect to any Certificated Note which the purchaser does not accept or make payment for.

Redemption

               Except as otherwise specified in an applicable supplement to the Prospectus and on the Certificated Notes, the Certificated Notes will not be redeemable prior to their Stated Maturity. If so specified in such a supplement and on the Certificated Note, such Certificated Note will be subject to redemption by the Company, at one or more redemption prices (expressed as a percentage of the principal amount of such Certificated Note) applicable during one or more redemption periods, together with interest accrued thereon on the date fixed for redemption.

               Notice of redemption shall be given in accordance with Section 1104 of the Indenture. In the event of redemp-tion in part of any Certificated Note, a new Certificated
Note for the amount of the unredeemed portion shall be issued in the name of the Holder upon cancellation of the redeemed Certificated Note.

Maturity

               Upon presentation of each Certificated Note at Stated Maturity (unless the Company has exercised its option to extend the Stated Maturity of a Certificated Note) or upon redemption the Trustee (or any duly appointed Paying Agent) will pay the principal amount or redemption price thereof, together with accrued interest due at Stated Maturity or the date of redemption. Such payment shall be made in immediately available funds in U.S. dollars (except as provided in any Specified Currency Provisions), provided that the Certificated Note is presented to the Trustee (or any such Paying Agent) in time for the Trustee (or such Paying Agent) to make payments in such funds in accordance with its normal procedures. To the extent provided in the Indenture, the Company will provide the Trustee (and any such Paying Agent) with funds available for immediate use for such purpose. Certificated Notes presented at Stated Maturity or upon redemption will be cancelled by the Trustee as provided in the Indenture.

       42                    PART II

                Administrative Procedures for
                      Book-Entry Notes
               In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system main-tained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its obligations under the Letter of Representations and a Medium-Term Note Certificate
Agreement between the Trustee and DTC dated as of October 18, 1989 (the "Medium-Term Note Certificate
Agreement"), a copy of which is attached hereto, and its obligations as a participant in DTC, including DTC's Same-
Day Funds Settlement System ("SDFS").

Price to Public

               Each Book-Entry Note will be issued at 100% of principal amount, unless otherwise determined by the Com-pany.

Date of Issuance

               On any Settlement Date (as defined under "Settle-ment" below) for one or more Book-Entry Notes, the Company will issue a single global security in fully registered form without coupons (a "Global Security") representing up to $200,000,000 principal amount of all such Book-Entry Notes that have the same terms. Each Global Security will be dated and issued as of the date of its authentication by the Trustee. Each Global Security will bear an original issue date, which will be (i) with respect to an original Global Security (or any portion thereof), the original issue date specified in such Global Security and (ii) following a consolidation of Global Securities, with respect to the Global Security resulting from such consolidation, the most recent Interest Payment Date (as defined in the Indenture) to which interest has been paid or duly provided for on the predecessor Global Securities, regardless of the date of authentication of such resulting Global Security. No Global Security will represent (i) both Fixed Rate Book-Entry Notes and Floating Rate Book-Entry Notes or (ii) any Certificated Note.

Identification Numbers

               The Company has arranged with the CUSIP Service Bureau of Standard & Poor's Corporation (the "CUSIP Service Bureau") for the reservation of a series of CUSIP numbers, which series consists of approximately 900 CUSIP numbers and relates to Global Securities representing Book-Entry Notes and book-entry medium-term notes issued by the Company with other series designations. The Company has obtained from the CUSIP Service Bureau a written list of such reserved
CUSIP numbers and has provided a copy of such list to DTC and the Trustee. The Company will assign CUSIP numbers to Global Securities as described below under Settlement Procedure "B". DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Global Securities. The Trustee will notify the Company at any time when fewer than 100 of the reserved
CUSIP numbers remain unassigned to Global Securities, and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Securities. Upon obtaining such additional CUSIP numbers, the Company shall deliver a list of such addition CUSIP numbers to the Trustee and DTC.

Registration

               Global Securities will be issued only in fully registered form without coupons. Each Global Security will be registered in the name of CEDE & CO., as nominee for DTC, on the securities register for the Notes maintained under the Indenture. The beneficial owner of a Book-Entry Note
(or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Book-Entry Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner in such Book-Entry Note in the account of such Participants. The ownership interest of such benefi-cial owner (or such indirect participant in DTC) in such Book-Entry Note will be recorded through the records of such Participants or through the separate records of such Partic-ipants and one or more indirect participants in DTC.

Transfers

               Transfers of a Book-Entry Note will be accom-plished by book entries made by DTC and, in turn, by Partic-ipants (and in certain cases, one or more indirect partici-pants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

Exchanges

               The Trustee may deliver to DTC and the CUSIP
Service Bureau at any time a written notice of consolidation specifying (i) the CUSIP numbers of two or more outstanding Global Securities that represent (A) Fixed Rate Book-Entry Notes having the same terms and for which interest has been paid to the same date or (B) Floating Rate Book-Entry Notes having the same terms and for which interest has been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment Date for such Book-Entry Notes, on which such Global Securities shall be exchanged for a single replacement Global Security and
(iii) a new CUSIP number, obtained from the Company, to be assigned to such replacement Global Security. Upon receipt of such a notice, DTC will send to its participants (includ-ing the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and such new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Securities for a single Global Security bearing the new CUSIP number and the CUSIP Numbers of the exchanged Global Securities will, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reas-signed. Notwithstanding the foregoing, if the Global Securities to be exchanged exceed $200,000,000 in aggregate principal amount, one Global Security will be authenticated and issued to represent each $200,000,000 of principal amount of the exchanged Global Securities and an additional Global Security will be authenticated and issued to repre-sent any remaining principal amount of such Global Secur-ities (see "Denominations" below).

Maturity

               Each Book-Entry Note will mature on a date nine months or more after the Settlement date for such Note.

Denominations

               Book-Entry Notes will be issued in principal amounts of $1,000 or any integral multiple thereof. Global
Securities will be denominated in principal amounts not in excess of $200,000,000. If one or more Book-Entry Notes having an aggregate principal amount in excess of $200,000,000 would, but for the preceding sentence, be represented by a single Global Security, then one Global
Security will be authenticated and issued to represent each $200,000,000 principal amount of such Book-Entry Note or Notes and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global Securities representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.

Interest

               Interest, if any, on each Fixed Rate Book-Entry Note will accrue from the original issue date for the first interest period or the last date to which interest has been paid, if any, for each subsequent interest period, on the Global Security representing such Book-Entry Note, and will be calculated and paid in the manner described in such Book-Entry Note. Unless otherwise specified therein, each payment of interest on a Fixed Rate Book-Entry Note will include interest accrued to but excluding the Interest
Payment Date or to but excluding the date of Maturity. Interest on Fixed Rate Book-Entry Notes (including interest for partial periods) will be calculated on the basis of a 360-day year of twelve 30-day months.

               Interest payable at the date of Maturity of a Book-Entry Note will be payable to the Person to whom the principal of such Note is payable. Standard & Poor's Ratings Group may use the information received in the pending deposit message described under Settlement Proce-dure "C" below in order to include the amount of any inter-est payable and certain other information regarding the related Global Security in the appropriate (daily or weekly) bond report published by Standard & Poor's Ratings Group.

               For special provisions relating to the Floating
Rate Notes, see Appendix A hereto.

Payments of Interest

               Promptly after each Regular Record Date, the
Paying Agent will deliver to the Company and DTC a written notice setting forth, by CUSIP number, the amount of interest to be paid on each Global Security on such Interest Payment Date (other than an Interest Payment Date coinciding with Maturity) and the total of such amounts. DTC will confirm the amount payable on each Global Security on such Interest Payment Date by reference to the appropriate (daily or weekly) bond reports published by Standard & Poor's Corporation. The Company will pay to the Paying Agent the total amount of interest due on such Interest Payment Date (other than at Maturity), and the Paying Agent will pay such amount to DTC, at the times and in the manner set forth below under "Manner of Payment." If any Interest Payment Date for a Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date.

Payment at Maturity

               On or about the first Business Day of each month, the Paying Agent will deliver to the Company and DTC a written list of principal and interest to be paid on each Global Security maturing in the following month (excluding principal on a Book-Entry Note where the Company has exercised its option to extend the Stated Maturity). The
Company and DTC will confirm the amounts of such principal and interest payments with respect to each such Global

Security on or about the fifth Business Day preceding the Maturity of such Global Security. On or before Maturity, the Company will pay to the Paying Agent, the principal amount of such Global Security, together with interest due at such Maturity. The Paying Agent will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment." If any Maturity of a Global Security representing Book-Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity. Promptly after payment to DTC of the principal and interest due at Maturity of such Global Security, the Paying Agent will cancel such Global Security in accordance with the Indenture and so advise the Company.

Manner of Payment

               The total amount of any principal and interest due on Global Securities on any Interest Payment Date or at Maturity shall be paid by the Company to the Paying Agent in immediately available funds no later than 9:30 A.M. (New
York City time) on such date. The Company will make such payment on such Global Securities by instructing the Paying
Agent to withdraw funds from an account maintained by the Company at the Paying Agent or by wire transfer to the Paying Agent. The Company will confirm any such instructions in writing to the Paying Agent. Prior to 10 A.M. (New York City time) on the date of Maturity or as soon as possible thereafter, the Paying Agent will pay by separate wire transfer (using Fedwire message entry instruc-tions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on a Global Security on such date. On each Interest Payment
Date (other than at Maturity), interest payments shall be made to DTC, in funds available for immediate use by DTC, in accordance with existing arrangements between the Paying
Agent and DTC. On each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry
Notes represented by such Global Securities are recorded in the book-entry system maintained by DTC. Neither the Company (as issuer) nor the Paying Agent (as trustee, security registrar or paying agent) shall have any direct responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-
Entry Notes.

Withholding Taxes

               The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry

Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Settlement

               The receipt by the Company of immediately avail-able funds in payment for a Book-Entry Note and the authen-tication and issuance of the Global Security representing such Book-Entry Note shall constitute "Settlement" with respect to such Book-Entry Note and the date thereof shall be referred to as the "Settlement Date". All orders for Book-Entry Notes accepted by the Company will be settled on the fifth Business Day, or the third Business Day, should the U.S. Securities and Exchange Commission so require, following the date of acceptance by the Company pursuant to the timetable for Settlement set forth below unless the Company and the purchaser agree to Settlement on another day which shall be no earlier than the next Business Day following the date of acceptance.

Settlement Procedures

               In the event of a purchase of Book-Entry Notes by an Agent, as principal, appropriate Settlement details will be set forth in the applicable Purchase Agreement to be entered into between such Agent and the Company pursuant to the Agency Agreement.

               Settlement Procedures with regard to each Book-
Entry Note sold by the Company through an Agent, as agent
(the "Presenting Agent"), shall be as follows:

               A. The Presenting Agent will advise the Company by telephone of the following Settlement information:

                1.  Principal amount.

                2.  Settlement Date.

                3.  Date of Maturity.

                4.  Interest rate:

                    (a) Fixed Rate Notes:

                        i) Interest Rate
                       ii) Interest Reset Dates

                    (b) Floating Rate Notes:

                        i) Interest Rate Basis
                       ii) Initial Interest Rate

                      iii) Spread or Spread Multiplier, if
                              any
                       iv) Interest Reset Periods and
                              Interest Reset Dates
                        v) Index Maturity
                       vi) Maximum and Minimum Interest
                              Rates, if any
                      vii) Calculation Agent
                     viii) Calculation Date
                       ix) Interest Determination Dates

                    (c) Interest Payment Periods and
                         Interest Payment Dates.

                    (d) Regular Record Date.

                5.  If applicable, the date on or after
                    which the Book-Entry Notes are redeem-
                    able at the option of the Company.

                6.  Presenting Agent's commission (to be
                    paid in the form of a discount from the
                    proceeds remitted to the Company upon
                    Settlement).

                7.  Trade Date.

                8.  Net Proceeds to Company.

                9.  Extension of Maturity Option (including
                    the basis or formula, if any, for the
                    setting of the Interest Rate, or the
                    Spread and/or Spread Multiplier, as
                    applicable).

               10.  Renewal of Note Provisions.

               B. The Company will assign a CUSIP number to the Global Security representing such Book-Entry Note and then advise the Trustee by telephone (confirmed in writing at any time on the same date) or electronic transmission of the information set forth in Settlement Procedure "A" above, such CUSIP number and the name of the Presenting Agent. The Company will confirm to the Trustee, by facsimile in the form attached as Appendix B, that the terms of the Notes have been approved by the Governor or the Chief Financial Officer of the Company. The Company will also notify the Presenting Agent by telephone of such CUSIP number as soon as practicable.

               C. The Trustee will enter a pending deposit message through DTC's Participant Terminal System providing the following Settlement information to DTC
     (which shall route such information to Standard &

     Poor's Ratings Group and Interactive Data Corporation) and the Presenting Agent:

                1.  The information set forth in Settlement
                    Procedure "A".

                2.  Identification as a Fixed Rate Book-
                    Entry Note or a Floating Rate Book-Entry
                    Note.

                3.  Initial Interest Payment Date for such
                    Book-Entry Note, number of days by which such date succeeds the related Regular Record Date (which, in the case of Floating Rate Book-Entry Notes that reset weekly, shall be the DTC Record Date, which is the date five calendar days immediately preceding the applica-ble Interest Payment Date and, in the case of all other Book-Entry Notes, shall be the Regular Record Date as defined in the Indenture) and amount of interest payable on such Interest Payment Date.

                4.  The interest payment period.

                5.  CUSIP number of the Global Security
                    representing such Book-Entry Note.

                6.  Whether such Global Security will
                    represent any other Book-Entry Note (to
                    the extent known at such time).

                7.  Numbers of the participant accounts
                    maintained by DTC on behalf of the
                    Trustee and the Presenting Agent.

               D. To the extent the Company has not already done so, the Company will deliver to the Trustee a Global
     Security in a form that has been approved by the Company, the Agents and the Trustee.

               E. The Trustee will complete such Book-Entry Note, stamp the appropriate legend, as instructed by DTC, if not already set forth thereon, and authenticate the Global Security representing such Book-Entry Note.

               F. DTC will credit such Book-Entry Note to the Trustee's participant account at DTC.

               G. The Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing
     DTC to (i) debit such Book-Entry Note to the Trustee's participant account and credit such Book-Entry Note to the Presenting Agent's participant account and
     (ii) debit the Presenting Agent's Settlement account and credit the Trustee's Settlement account for an amount equal to the principal amount of such Book-Entry Note less the Presenting Agent's commission. The entry of such a deliver order shall constitute a representa-tion and warranty by the Trustee to DTC that (i) the Global Security representing such Book-Entry Note has been issued and authenticated and (ii) the Trustee is holding such Global Security pursuant to the Medium-
     Term Note Certificate Agreement.

               H.  The Presenting Agent will enter an SDFS
     deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Book-Entry Note to the Presenting Agent's participant account and credit such Book-Entry Note to the participant accounts of the Participants with respect to such Book-Entry Note and
     (ii) to debit the Settlement accounts of such Partici-pants and credit the Settlement account of the Present-ing Agent for an amount equal to the principal amount of such Book-Entry Note.

               I. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "G" and "H" will be settled in accordance with SDFS operat-ing procedures in effect on the Settlement date.

               J. The Trustee will, upon receipt of funds from the Agent in accordance with Settlement Procedure "G", credit to an account of the Company maintained at the Trustee funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "G".

               K.  The Trustee will send a copy of the Book-Entry
     Note by first-class mail to the Company.

               L. The Presenting Agent will confirm the purchase of such Book-Entry Note to the purchaser either by transmitting to the Participants with respect to such Book-Entry Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

Settlement Procedures Timetable

               For orders of Book-Entry Notes solicited by any Agent and accepted by the Company for Settlement on the first Business Day after such acceptance, Settlement Proce-dures "A" through "K" set forth above shall be completed as soon as possible but not later than the respective times set forth below:

     Settlement

         Procedure    Time (New York)

               A      11 A.M. on date of order
               B      12 P.M. on date of order
               C       2 P.M. on date of order
               D       3 P.M. on date of order
               E       9 A.M. on Settlement Date
               F      10 A.M. on Settlement Date
               G-H     2 P.M. on Settlement Date
               I    4:45 P.M. on Settlement Date
               J-K     5 P.M. on Settlement Date

               If an order is to be settled more than one Busi-ness Day after acceptance by the Company, Settlement Proce-dures "A", "B" and "C" may be completed not later than 11:00 A.M., 12:00 Noon and 2:00 P.M., respectively, on the Business Day after the date of acceptance. If the initial interest rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but not later than 12:00 Noon and 2:00 P.M., respectively, on the Business Day after the date of acceptance. Settlement Procedure "I" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in SDFS operating procedures in effect on the Settlement Date.

               If Settlement of a Book-Entry Note is rescheduled or canceled, the Company will advise the Trustee and the Trustee will deliver to DTC, through DTC's Participant
Terminal System, a cancelation message to such effect by no later than 2:00 P.M. on the Business Day immediately preced-ing the scheduled Settlement Date.

Failure to Settle

               If the Trustee fails to enter an SDFS deliver order with respect to a Book-Entry Note pursuant to Settle-ment Procedure "G", the Trustee may deliver to DTC, through DTC's Participant Terminal System, as soon as practicable, a withdrawal message instructing DTC to debit such Book-Entry Note to the Trustee's participant account. DTC will process the withdrawal message, provided that the Trustee's partici-pant account contains a principal amount of the Global Security representing such Book-Entry Note that is at least equal to the principal amount to be debited. If a with-drawal message is processed with respect to all the Book-Entry Notes represented by a Global Security, the Trustee will cancel such Global Security in accordance with the Indenture and so advise the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immedi-ately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Security, the Trustee will exchange such Book-Entry Note for two Global Securities, one of which shall represent such Book-Entry Notes and shall be canceled immediately after issuance and the other of which shall represent the other Book-Entry Notes previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

               If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a Person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Presenting Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures "H" and "G", respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. The Company will reimburse the Presenting Agent and the Trustee, as applicable, on an equitable basis for their loss of the use of the funds during the period when the funds were credited to the account of the Company
(except that the Company shall not be required to reimburse a party if such party's default hereunder or under the Agency Agreement shall have caused such failure by the beneficial purchaser to make timely payment of the purchase price),

               Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedure "E", for the authentication and issuance of a Global Security representing the other Book-Entry Notes to have been repre-sented by such Global Security and will make appropriate entries in its records.

Trustee Not to Risk Funds

               Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payment to the Company, DTC, the Agents or the pur-chaser, it being understood by all parties that payments made by the Trustee to the Company, DTC, the Agents or the purchaser shall be made only to the extent that funds are provided to the Trustee for such purpose.

                          PART III

       Administrative Procedures for Book-Entry Notes
                   and Certificated Notes

Procedures for Establishing the Terms of the Notes

               The Company and the Agents will discuss from time to time the rates to be borne by the Notes that may be sold as a result of the solicitation of offers by the Agents.
Once either Agent has recorded any indication of interest in Notes upon certain terms, and communicated with the Company, if the Company plans to accept an offer to purchase Notes upon such terms, it will prepare a sticker reflecting the terms of such Notes (if the interest rate, Stated Maturity or other terms have changed) and, after approval from such Agent, will arrange to have such sticker (together with the Prospectus if amended or supplemented), electronically filed or transmitted by a means reasonably calculated to result in filing with the Commission by the second Business Day after the Company has accepted such offer (or by the Business Day prior to the Settlement Date in the event the Settlement
Date is the first or second Business Day after such acceptance) and pursuant to Rule 424(b) of the Rules and Regulations, and will supply an appropriate number of copies of the Prospectus, as then amended or supplemented, and bearing such sticker, to the Agent that presented such offer. No Settlements with respect to Notes upon such terms may occur prior to such filing or such transmission and the Agents will not, prior to such filing or such transmission, mail confirmations to customers who have offered to purchase Notes upon such terms. After such filing or such transmis-sion, sales, mailing of confirmations and Settlements may occur with respect to Notes upon such terms, subject to the provisions of "Delivery of Prospectus" below.

               If the Company decides to post rates and a deci-sion has been reached to change interest rates, the Company will promptly so notify each Agent. Each Agent will forth-with suspend solicitation of purchases. At that time, the Agents will recommend and the Company will establish rates to be so posted. Following establishment of posted rates and prior to the filing or transmission described in the following sentence, the Agents may record indications of interest in purchasing Notes only at the posted rates. Once either Agent has recorded any indication of interest in Notes at the posted rates and communicated with the Company, if the Company plans to accept an offer at the posted rate, it will prepare a sticker reflecting such posted rates and, after approval from such Agent, will arrange to have such sticker (together with the Prospectus if amended or supple-mented), electronically filed or transmitted by a means reasonably calculated to result in filing with the Commis-sion by the second Business Day after the Company has accepted such offer (or by the Business Day prior to the Settlement Date in the event the Settlement Date is the first or second Business Day after such acceptance) and pursuant to Rule 424(b) of the Rules and Regulations, and will supply an appropriate number of copies of the Prospectus, as then amended or supplemented, to the Agent who presented such offer. No Settlements at the posted rates may occur prior to such filing or such transmission and the Agents will not, prior to such filing or such transmission, mail confirmations to customers who have offered to purchase Notes at the posted rates. After such filing or such transmission, sales, mailing of confirmations and Settlements may resume, subject to the provisions of "Delivery of Prospectus" below.

Acceptance and Rejection of Offers

               The Company shall have the sole right to accept offers to purchase Notes from the Company and may reject any such offer in whole or in part. Each Agent shall promptly communicate to the appropriate official of the Company, orally or in writing, each reasonable offer to purchase
Notes from the Company received by it other than those rejected by such Agent. Each Agent shall have the right, in its discretion reasonably exercised without advising the Company, to reject any offers in whole or in part.

Suspension of Solicitation; Amendment or Supplement

               If, during any period in which, in the opinion of counsel for the Agents (provided, if the Agents are no longer soliciting (or have been instructed not to solicit) purchases of Securities from the Company such opinion is known to the Company), a prospectus relating to the Notes is required to be delivered under the Act, any event known to the Company occurs as a result of which the Prospectus would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act or the Rules and Regulations, the Company will notify the Agents promptly to suspend solicitation of purchases of the Notes and the Agents shall suspend their solicitations of purchases of Notes; and if the Company shall decide to amend or supple-ment the Registration Statement or the Prospectus for purposes of offering the Securities, it will promptly advise the Agents by telephone (with confirmation in writing) and, except as otherwise provided in any relevant Purchase
Agreement, will promptly prepare and file with the Commis-sion an amendment or supplement which will correct such statement or omission or an amendment, whether by filing such documents pursuant to the Act or the Exchange Act, as may be necessary to correct such untrue statement or omis-sion or to make the Registration Statement or the Prospectus comply with such requirements and to prepare and furnish to the Agents at its own expense such amendment or supplement to the Registration Statement or the Prospectus as will correct such Registration Statement or Prospectus; provided, however, that the Company shall in any event promptly prepare, file and furnish an Agent with such an amendment or supplement if such Agent shall then hold any Securities acquired from the Company as principal (other than such Securities as such Agent shall have held for a period of six months or more). Upon the Agents' receipt of such amendment or supplement and advice from the Company that solicitations may be resumed, the Agents will resume solicitations of purchases of the Notes.

               In addition, the Company may instruct the Agents to suspend solicitation of offers to purchase at any time.
Upon receipt of such instructions the Agents will forthwith (but in any event within one Business Day) suspend solicita-tion of offers to purchase from the Company until such time as the Company has advised it that solicitation of offers to purchase may be resumed and the Company has complied with
Section 6 of the Agency Agreement to the extent then required. If the Company decides to amend or supplement the Registration Statement or the Prospectus relating to the Notes (other than to change interest rates or maturities or similar changes and except in all cases by filing a report on Form 8-K, pursuant to the Exchange Act, solely to add exhibits to documents previously filed), it will promptly advise the Agents and the Trustee and will furnish the Agents and the Trustee with copies of the proposed amendment or supplement.

               In the event that at the time the Agents, at the direction of the Company, suspend solicitation of offers to purchase from the Company there shall be any orders out-standing which have not been settled, the Company will promptly advise the Agents and the Trustee whether such orders may be settled and whether copies of the Prospectus as theretofore amended and/or supplemented as in effect at the time of the suspension may be delivered in connection with the Settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of Prospectus

               A copy of the Prospectus as most recently amended or supplemented on the date of delivery thereof must be delivered to a purchaser prior to or together with the earliest of (i) any written offer of such Note, (ii) confir-mation of the purchase of such Note and (iii) payment for such Note by its purchaser. The Company shall ensure that an Agent receives copies of the Prospectus and each amend-ment or supplement thereto (including appropriate pricing stickers as described in the section entitled "Procedures for Establishing the Terms of the Notes" above) in such quantities and within such time limits as will enable such Agent to deliver such confirmation or Note to a purchaser as contemplated by these procedures and in compliance with the preceding sentence. If, since the date of acceptance of a purchaser's offer, the Prospectus shall have been supple-mented solely to reflect any sale of Notes on terms dif-ferent from those agreed to between the Company and such purchaser or a change in posted rates not applicable to such purchaser, such purchaser shall not receive the Prospectus as supplemented by such new supplement, but shall receive the Prospectus as supplemented to reflect the terms of the Notes being purchased by such purchaser and otherwise as most recently amended or supplemented on the date of deliv-ery of the Prospectus. The Trustee will make all such deliveries with respect to all Notes sold directly by the Company.

Confirmation

               For each order to purchase a Note solicited by any Agent and accepted by the Company, the Presenting Agent will issue a confirmation to the purchaser (with a copy to the Company), including delivery and payment instructions.

Advertising Costs

               The Company will determine with the Agents the amount and nature of advertising that may be appropriate in offering the Notes. The "tombstone" advertisement and such other expenses agreed to by the Company and Agents in connection with solicitation of offers to purchase Notes from the Company will be paid by the Company.

Business Day

               "Business Day" shall mean, for all purposes of these Administrative Procedures, any day which is not a Saturday or Sunday and which is not a day on which banking institutions are generally authorized or obligated by law or executive order to close (i) in New York City, (ii) in the case of Notes denominated in a Specified Currency, in the city designated in an applicable supplement to the Prospec-tus as the principal financial center of the country of such Specified Currency, (iii) in the case of Notes denominated in ECU, in Brussels and (iv) in the case of LIBOR Notes (as defined in Appendix A), in New York City and London.
       57                                     EXHIBIT C
                     PURCHASE AGREEMENT


                                                      , 199


NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION
Woodland Park
2201 Cooperative Way
Herndon, Virginia 22071

Attention: Chief Financial Officer

               The undersigned agrees to purchase the following principal amount of the Securities described in the Agency
Agreement dated April 13, 1995 (as it may be supplemented or amended from time to time, the "Agency Agreement"):

     Principal Amount:           [$]

     Currency:

     Interest Rate:                   %

     Discount:                        % of Principal Amount

     Aggregate Price to
      be paid to Company
      (in immediately
      available funds):         [$]

     Settlement Date:

     Other Terms:


               In the case of Securities issued in a foreign currency or currency unit, unless otherwise specified below, settlement and payments of principal and interest will be in U.S. dollars based on the highest bid quotation in the City of New York received by the Exchange Rate Agent (as defined in the Indenture dated as of December 15, 1987, as supplemented by the First Supplemental Indenture dated as of October 1, 1990, between National Rural Utilities Cooperative Finance Corporation and Harris Trust and Savings Bank, as successor trustee) at approximately 11:00 A.M. New York City time, on the second Business Day (as defined in the Procedures) preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all holders of Securities denominated in such Specified Currency electing to receive

U.S. dollar payments and at which the applicable dealer commits to execute a contract. If such bid quotations are not available, payments will be made in the Specified
Currency.

               Our obligation to purchase Securities hereunder is subject to the continued accuracy of your representations and warranties contained in the Agency Agreement and to your performance and observance in all material respects of all applicable covenants and agreements contained therein, including, without limitation, your obligations pursuant to
Section 7 thereof. Our obligation hereunder is subject to the further condition that we shall receive (a) the opinions required to be delivered pursuant to Sections 5(e) and 5(f) of the Agency Agreement, (b) the certificate required to be delivered pursuant to Section 5(g) of the Agency Agreement and (c) the letter required to be delivered pursuant to 5(h) of the Agency Agreement, in each case dated as of the above Settlement Date.

               In further consideration of our agreement here-under, you agree that between the date hereof and the above Settlement Date, you will not offer or sell, or enter into any agreement to sell, except to your members, any debt securities of the Company of substantially the form of the Securities.

               We may terminate this Agreement, immediately upon notice to you, at any time prior to the above Settlement
Date, if prior thereto (a) trading in securities generally on the New York Stock Exchange is suspended, or minimum prices are established on that Exchange, or (b) a banking moratorium is declared by either Federal or New York State authorities, or (c) the United States is or becomes engaged in any outbreak of hostilities, an escalation of hostilities or a national emergency or war. In the event of such termination, no party shall have any liability to the other party hereto, except as provided in Sections 4, 7 and 13 of the Agency Agreement.

               Except as expressly designated, capitalized terms used herein are defined in the Agency Agreement (including the exhibits thereto).

               This Agreement shall be governed by and construed in accordance with the laws of New York.



                                   [Insert Name of Agent],



                                    By ____________________
                                       Title:

Accepted:  _________ __, 199_

NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION



By __________________________
   Chief Financial Officer

                                                  APPENDIX A


                         APPENDIX A
                 Special Provisions Relating
                   to Floating Rate Notes

Interest Rate:      Interest on Floating Rate Notes will be
                    determined by reference to an "Interest
                    Rate Basis", which shall be the
                    "Commercial Paper Rate" ("Commercial
                    Paper Rate Notes"), "LIBOR" ("LIBOR
                    Notes"), the "Treasury Rate" ("Treasury
                    Rate Notes"), the "Federal Funds
                    Effective Rate" ("Fed Funds Notes"), the
                    "CD Rate" ("CD Rate Notes"), the "Prime
                    Rate" ("Prime Rate Notes") or such other interest rate formula as may be designated by the Company, based upon the Index Maturity and adjusted by a Spread or Spread Multiplier, if any, as specified in the applicable pricing supplement to the Prospectus setting forth the terms of each issuance of Notes (the "Pricing Supplement"). The
                    "Index Maturity" is the particular
                    maturity of the type of instrument or
                    obligation from which the Interest Rate
                    Basis is calculated (e.g., in the case
                    of commercial paper, 30-day rather than
                    90-day commercial paper).  The "Spread"
                    is the number of basis points (100 basis points equals one percent) above or below the Interest Rate Basis applicable, to such Floating Rate Note, and the "Spread Multiplier" is the percentage of the Interest Rate Basis applicable to the interest rate for such Floating Rate Note. The Spread, Spread
                    Multiplier, Index Maturity and other
                    variable terms as described below are
                    subject to change by the Company from
                    time to time, but no such change will
                    affect any Floating Rate Note
                    theretofore issued or as to which an
                    offer has been accepted by the Company.
                    A Floating Rate Note may also have
                    either or both of the following:  (i) a
                    maximum limit, or ceiling ("Maximum
                    Interest Rate"), on the rate of interest which may apply during any Interest
                    Period (as defined below); and (ii) a
                    minimum limit, or floor ("Minimum
                    Interest Rate"), on the rate of interest which may apply during any Interest
                    Period.  In addition to any Maximum
                    Interest Rate which may be applicable to any Floating Rate Note pursuant to the above provisions, the interest rate on the Floating Rate Notes will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application. Under present New
                    York law, the maximum rate of interest
                    is 25% per annum on a simple interest
                    basis.  The limit may not apply to
                    Floating Rate Notes in which $2,500,000
                    or more has been invested.

                    The Calculation Agent appointed by the
                    Company (the "Calculation Agent")
                    (initially Lehman Brothers Inc.) will,
                    upon request of a holder of Floating
                    Rate Notes, provide the interest rate
                    then in effect and, if determined, the
                    interest rate which will become
                    effective as a result of a determination made with respect to the most recent Interest Determination Date (as defined below) with respect to such Floating Rate Notes. The applicable Pricing Supplement will specify for each Floating Rate Note the following terms:
                    Interest Rate Basis, rate of interest
                    for the initial Interest Period (the
                    "Initial Interest Rate"), date of issue, Interest Determination Dates, Interest Reset Dates (as defined below), Interest Payment Dates (as defined below), Regular Record Date (as defined below), Index Maturity, maturity date, Maximum Interest Rate and Minimum Interest Rate, if any, and the Spread or Spread Multiplier, if any.

Interest Payment    Except as set forth in the applicable
Dates:              Pricing Supplement and except as
                    provided below, interest will be payable in the case of Floating Rate Notes with a daily, weekly or monthly Interest
                    Reset Date, on the third Wednesday of
                    each month or on the third Wednesday of
                    March, June, September and December of
                    each year, as specified in the
                    applicable Pricing Supplement; in the
                    case of Floating Rate Notes with a
                    quarterly Interest Reset Date, on the
                    third Wednesday of March, June,
                    September and December of each year; in
                    the case of Floating Rate Notes with a
                    semi-annual Interest Reset Date, on the
                    third Wednesday of two months of each
                    year, as specified in the applicable

                    Pricing Supplement; and in the case of
                    Floating Rate Notes with an annual
                    Interest Reset Date, on the third
                    Wednesday of one month of each year, as
                    specified in the applicable Pricing
                    Supplement.  If any Interest Payment
                    Date for any Floating Rate Note would
                    otherwise be a day that is not a
                    Business Day (as defined below) for such Floating Rate Note, the Interest Payment Date for such Floating Rate Note shall be postponed to the next day that is a Business Day for such Floating Rate Note, except that in the case of a LIBOR Note, if such day falls in the next calendar month, such Interest Payment Date shall be the preceding day that is a London Business Day (as defined below) with respect to such Note. Each date on which interest is payable on a Floating Rate Note is referred to herein as an "Interest Payment Date."

Interest Reset      The rate of interest on each Floating
Dates:              Rate Note will be reset daily, weekly,
                    monthly, quarterly, semi-annually or
                    annually (each an "Interest Reset
                    Date"), as specified in the applicable
                    Pricing Supplement. Except as set forth in the applicable Pricing Supplement, the Interest Reset Date will be, in the case of Floating Rate Notes which reset daily, each Business Day; in the case of Floating Rate Notes (other than Treasury
                    Rate Notes) which reset weekly, the
                    Wednesday of each week; in the case of
                    Treasury Rate Notes which reset weekly,
                    the Tuesday of each week; in the case of Floating Rate Notes which reset monthly, the third Wednesday of each month; in the case of Floating Rate Notes which reset quarterly, the third Wednesday of March, June, September and December; in the case of Floating Rate Notes which reset semiannually, the third Wednesday of two months of each year, as specified in the applicable Pricing Supplement;
                    and in the case of Floating Rate Notes
                    which reset annually, the third
                    Wednesday of one month of each year, as
                    specified in the applicable Pricing
                    Supplement; provided, however, that
                    (i) the interest rate in effect from the date of issue to the first Interest
                    Reset Date with respect to a Floating

                    Rate Note will be the Initial Interest
                    Rate (as set forth in the applicable
                    Pricing Supplement) and (ii) unless
                    otherwise specified in the applicable
                    Pricing Supplement, the interest rate in effect for the ten calendar days immediately prior to maturity or redemption, if applicable, will be that in effect on the tenth calendar day preceding such maturity or redemption. If any Interest Reset Date for any Floating Rate Note would otherwise be a day that is not a Business Day for such Floating Rate Note, the Interest Reset Date for such Floating Rate Note shall be postponed to the next day that is a Business Day for such Floating Rate Note, except that in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

Interest Determi-   Except as set forth in the applicable
nation Dates:       Pricing Supplement, the "Interest
                    Determination Date" pertaining to an
                    Interest Reset Date for a Commercial
                    Paper Rate Note (the "Commercial Paper
                    Interest Determination Date"), a Fed
                    Funds Note (the "Fed Funds Interest
                    Determination Date"), a CD Rate Note
                    (the "CD Interest Determination Date")
                    or a Prime Rate Note (the "Prime
                    Interest Determination Date") will be
                    the second Business Day preceding such
                    Interest Reset Date.  The "Interest
                    Determination Date" pertaining to an
                    Interest Reset Date for a LIBOR Note
                    (the "LIBOR Interest Determination
                    Date") will be the second London
                    Business Day preceding such Interest
                    Reset Date.  The "Interest Determination
                    Date" pertaining to an Interest Reset
                    Date for a Treasury Rate Note (the
                    "Treasury Interest Determination Date")
                    will be the day of the week in which
                    such Interest Reset Date falls on which
                    Treasury bills would normally be
                    auctioned.  Treasury bills are usually
                    sold at auction on Monday of each week,
                    unless that day is a legal holiday, in
                    which case the auction is usually held
                    on the following Tuesday, except that
                    such auction may be held on the
                    preceding Friday.  If, as the result of
                    a legal holiday, an auction is so held
                    on the preceding Friday, such Friday
                    will be the Treasury Interest
                    Determination Date pertaining to the
                    Interest Reset Date occurring in the
                    next succeeding week.  If an auction
                    date for Treasury bills shall fall on
                    any Interest Reset Date for a Treasury
                    Rate Note, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date.

Calculation Dates:  The Calculation Date, where applicable,
                    pertaining to any Interest Determination
                    Date will be the earlier of (i) the
                    tenth calendar day after such Interest
                    Determination Date or if any such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day preceding the applicable Interest Payment Date or maturity, as the case may be.

                    All percentages resulting from any
                    calculation on Floating Rate Notes will
                    be rounded to the nearest one hundred-
                    thousandth of a percentage point, with
                    five one millionths of a percentage
                    point rounded upwards (e.g., 9.876545%
                    (or .09876545) would be rounded to
                    9.87655% (or .0987655), and all dollar
                    amounts used in or resulting from such
                    calculation on Floating Rate Notes will
                    be rounded to the nearest cent or, in
                    the case of Notes denominated other than in United States dollars, the nearest unit (with one-half cent or unit being rounded upward).

Commercial Paper    Unless otherwise indicated in the
Rate:               applicable Pricing Supplement, the
                    "Commercial Paper Rate" for each such
                    Interest Reset Date will be determined
                    as of the Commercial Paper Interest
                    Determination Date and will be the Money
                    Market Yield (as defined below) on such
                    date of the rate for commercial paper
                    having the Index Maturity specified in
                    the applicable Pricing Supplement as
                    published by the Board of Governors of
                    the Federal Reserve System in
                    "Statistical Release H.15(519), Selected
                    Interest Rates" or any successor
                    publication selected by the Calculation
                    Agent ("H.15(519)") under the heading

                    "Commercial Paper".  In the event that
                    such rate is not published prior to
                    9:00 A.M., New York City time, on the
                    Calculation Date pertaining to such
                    Commercial Paper Interest Determination
                    Date, then the Commercial Paper Rate
                    shall be the Money Market Yield on such
                    Commercial Paper Interest Determination
                    Date of the rate for commercial paper of the specified Index Maturity as published by the Federal Reserve Bank of New York in its daily statistical release, "Composite 3:30 P.M.
                    Quotations for U.S. Government
                    Securities", or any successor
                    publication selected by the Calculation
                    Agent ("Composite Quotations") under the heading "Commercial Paper". If by
                    3:00 P.M., New York City time, on such
                    Calculation Date such rate is not
                    published in either H.15(519) or
                    Composite Quotations, the Commercial
                    Paper Rate for that Commercial Paper
                    Interest Determination Date shall be
                    calculated by the Calculation Agent and
                    shall be the Money Market Yield of the
                    arithmetic mean of the offered rates as
                    of 11:00 A.M., New York City time, on
                    that Commercial Paper Interest
                    Determination Date, of three leading
                    dealers of commercial paper in The City
                    of New York selected by the Calculation
                    Agent for commercial paper of the
                    specified Index Maturity placed for an
                    industrial issuer whose bond rating is
                    "AA", or the equivalent, from a
                    nationally recognized securities rating
                    agency; provided, however, that if the
                    dealers selected as aforesaid by the
                    Calculation Agent are not quoting as
                    mentioned in this sentence, the
                    Commercial Paper Rate with respect to
                    such Commercial Paper Interest
                    Determination Date will be the
                    Commercial Paper Rate in effect on such
                    Commercial Paper Interest Determination
                    Date.

Money Market Yield: "Money Market Yield" shall be a yield
                    (expressed as a percentage rounded
                    upwards, if necessary, to the next
                    higher one hundred-thousandth of a
                    percentage point) calculated in
                    accordance with the following formula:

                     Money Market Yield =   D x 360    x 100
                                           -----------
                                           360 - (DxM)

                    where "D" refers to the per annum rate
                    for commercial paper quoted on a bank
                    discount basis and expressed as a
                    decimal, and "M" refers to the actual
                    number of days in the interest period
                    for which interest is being calculated.

LIBOR: Each LIBOR Note will bear interest at the interest rate (calculated with reference to LIBOR and the Spread and/or Spread Multiplier, if any) specified in such LIBOR Note and in the applicable Pricing Supplement.

                    Unless otherwise indicated in the
                    applicable Pricing Supplement, "LIBOR"
                    will be determined by the Calculation
                    Agent in accordance with the following
                    provisions:

                    (i)  With respect to a LIBOR Interest
                    Determination Date, LIBOR will be, as
                    specified in the applicable Pricing
                    Supplement, either:  (a) the arithmetic
                    mean of the offered rates for deposits
                    in the U.S. dollars having the Index
                    Maturity designated in the applicable
                    Pricing Supplement, commencing on the
                    second day on which dealings in deposits in U.S. dollars are transacted in the London interbank market ("London Business Day") immediately following such LIBOR Interest Determination Date, that appear on the Reuters Screen LIBO Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date, if at least two such offered rates appear on the Reuters Screen LIBO Page ("LIBOR Reuters"), or (b) the rate for deposits in U.S. dollars having the Index Maturity designated in the applicable Pricing Supplement, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, that appears on Telerate Page 3750 as of 11:00 A.M., London Time, on such LIBOR Interest Determination Date ("LIBOR Telerate"). "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace page LIBO on that service for the purpose of displaying London interbank offered rates of major banks). "Telerate Page 3750" means the display designated as page "3750" on the Telerate Service (or such other page as may replace the 3750 page on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits). If neither LIBOR Reuters nor LIBOR Telerate is specified in the applicable Pricing Supplement, LIBOR will be determined as if LIBOR Telerate had been specified. If fewer than two offered rates appear on the Reuters Screen LIBO Page, or if no rate appears on Telerate Page 3750, as applicable, LIBOR in respect of such LIBOR Interest Determination Date will be determined as if the parties had specified the rate described in (ii) below.

                    (ii)  With respect to a LIBOR Interest
                    Determination Date on which fewer than
                    two offered rates appear on the Reuters
                    Screen LIBO Page, as specified in
                    (i) (a) above, or on which no rate
                    appears on Telerate Page 3750, as
                    specified in (i) (b) above, as
                    applicable, LIBOR will be determined on
                    the basis of the rates at which deposits in U.S. dollars having the Index Maturity designated in the applicable Pricing Supplement are offered at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date by four major banks in the London interbank market selected by the Calculation Agent (the "Reference Banks") to prime banks in the London interbank market, commencing on the second London Business Day immediately following such LIBOR Interest
                    Determination Date and in a principal
                    amount equal to an amount of not less
                    than $1,000,000 that is representative
                    for a single transaction in such market
                    at such time.  The Calculation Agent
                    will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided,

                    LIBOR in respect of such LIBOR Interest
                    Determination Date will be the
                    arithmetic mean of such quotations.  If
                    fewer than two quotations are provided,
                    LIBOR in respect of such LIBOR Interest
                    Determination Date will be the
                    arithmetic mean of the rates quoted at
                    approximately 11:00 A.M., New York City
                    time, on such LIBOR Interest
                    Determination Date by three major banks
                    in The City of New York selected by the
                    Calculation Agent for loans in U.S.
                    dollars to leading European banks having the Index Maturity designated in the applicable Pricing Supplement, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR with respect to such LIBOR Interest Determination Date will be the interest rate otherwise in effect on such LIBOR Interest Determination Date.

Treasury Rate:      Unless otherwise indicated in the
                    applicable Pricing Supplement, the
                    "Treasury Rate" for each such Interest
                    Reset Date will be determined as of the
                    Treasury Interest Determination Date and will be the rate applicable to the most recent auction of direct obligations of the United States ("Treasury bills") having the Index Maturity specified in the applicable Pricing Supplement, as such rate is published in H.15(519) under the heading "U.S. Government
                    Securities--Treasury Bills--Auction
                    Average (Investment)" or, if not so
                    published by 9:00 A.M., New York City
                    time, on the Calculation Date pertaining to such Treasury Interest Determination
                    Date, the auction average rate
                    (expressed as a bond equivalent on the
                    basis of a year of 365 or 366 days, as
                    applicable, and applied on a daily
                    basis) as otherwise announced by the
                    United States Department of the
                    Treasury. In the event that the results of the auction of Treasury bills having the specified Index Maturity are not reported as provided by 3:00 P.M., New
                    York City time, on such Calculation
                    Date, or if no such auction is held in a particular week, then the Treasury Rate shall be calculated by the Calculation
                    Agent and shall be a yield to maturity
                    (expressed as a bond equivalent on the
                    basis of a year of 365 or 366 days, as
                    applicable, and applied on a daily
                    basis) of the arithmetic mean of the
                    secondary market bid rates, as of
                    approximately 3:30 P.M., New York City
                    time, on such Treasury Interest
                    Determination Date, of three leading
                    primary United States government
                    securities dealers, selected by the
                    Calculation Agent, for the issue of
                    Treasury bills with a remaining maturity closest to the applicable Index
                    Maturity; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury
                    Rate with respect to such Treasury
                    Interest Determination Date will be the
                    Treasury Rate in effect on such Treasury
                    Interest Determination Date.

Fed Funds Rate:     Unless otherwise indicated in the
                    applicable Pricing Supplement, "Fed
                    Funds Rate" means, with respect to any
                    Fed Funds Interest Determination Date,
                    the rate on such date for Federal Funds
                    as such rate shall be published
                    in H.15(519) under the heading "Federal
                    Funds (Effective)" or, if not so
                    published by 9:00 A.M., New York City
                    time, on the Calculation Date pertaining to such Fed Funds Interest Determination
                    Date, the Fed Funds Rate will be the
                    rate on such Fed Funds Interest
                    Determination Date as published in
                    Composite Quotations under the heading
                    "Federal Funds/Effective Rate". If such rate is not published by 3:00 P.M., New
                    York City time, on such Calculation
                    Date, then the Fed Funds Rate on such
                    Fed Funds Interest Determination Date
                    will be calculated by the Calculation
                    Agent and will be the arithmetic mean of the rates as of 9:00 A.M., New York City time, on such Fed Funds Interest
                    Determination Date for the last
                    transaction in overnight Federal Funds
                    arranged by three leading brokers of
                    Federal Funds transactions in The City
                    of New York selected by the Calculation
                    Agent; provided, however, that if the
                    brokers selected as aforesaid by the
                    Calculation Agent are not quoting as
                    mentioned in this sentence, the Fed
                    Funds Rate with respect to such Fed
                    Funds Interest Determination Date will
                    be the Fed Funds Rate in effect on such
                    Fed Funds Interest Determination Date.

CD Rate: Unless otherwise indicated in the applicable Pricing Supplement, the "CD Rate" for each such Interest Reset Date will be determined as of the CD Interest Determination Date and will be the rate on such date for negotiable certificates of deposit having the Index Maturity designated in the applicable Pricing Supplement as published in H.15(519) under the heading "CDs (Secondary Market)" or, if not so published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such CD Interest Determination Date, the CD Rate will be the rate on such CD Interest Determination Date for negotiable certificates of deposit of the Index Maturity designated in the applicable Pricing Supplement as published in Composite Quotations under the heading "Certificates of Deposit". If such rate is not published by 3:00 P.M., New York City time, on such Calculation Date, then the CD Rate on such CD Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of the opening of business, New York City time, on such CD Interest Determination Date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity designated in the Pricing Supplement in a denomination of $5,000,000 or if greater, an amount that is representative for a single transaction in the relevant market at the time; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate with respect to such CD Interest Determination Date will be the CD Rate in effect on such CD Interest
                    Determination Date.

Prime Rate:         Each Prime Rate Note will bear interest
                    at the interest rate (calculated with
                    reference to the Prime Rate and the
                    Spread and/or Spread Multiplier, if any) specified in such Prime Rate Note and in the applicable Pricing Supplement.

                    Unless otherwise indicated in the
                    applicable Pricing Supplement, "Prime
                    Rate" means, with respect to any Prime
                    Interest Determination Date, the rate
                    set forth in H.15(519) for such date
                    opposite the caption "Bank Prime Loan,"
                    or, if not so published by 9:00 A.M.,
                    New York City time, on the Calculation
                    Date pertaining to such Prime Interest
                    Determination Date, the Prime Rate will
                    be calculated by the Calculation Agent
                    and will be the arithmetic mean of the
                    rates of interest publicly announced by
                    each bank named on the Reuters Screen
                    NYMF Page as such bank's prime rate or
                    base lending rate as in effect for such
                    Prime Interest Determination Date as
                    quoted on the Reuters Screen NYMF Page
                    on such Prime Interest Determination
                    Date, or, if fewer than four such rates
                    appear on the Reuters Screen NYMF Page
                    for such Prime Interest Determination
                    Date, the rate shall be the arithmetic
                    mean of the prime rates quoted on the
                    basis of the actual number of days in
                    the year divided by 360 as of the close
                    of business on such Prime Interest
                    Determination Date by at least two of
                    the three major money center banks in
                    The City of New York selected by the
                    Calculation Agent from which quotations
                    are requested.  If fewer than two
                    quotations are quoted as aforesaid, the
                    Prime Rate for such Prime Interest
                    Determination Date shall be calculated
                    by the Calculation Agent and shall be
                    the arithmetic means of the prime rates
                    quoted in The City of New York on such
                    date by the appropriate number of
                    substitute banks or trust companies
                    organized and doing business under the
                    laws of the Untied States, or any State
                    thereof, having total equity capital of
                    at least $500 million and being subject
                    to supervision or examination by a
                    federal or State authority, selected by
                    the Calculation Agent to quote such rate or rates; provided, however, that if the Prime Rate is not published in H.15(519) and the banks or trust companies selected as aforesaid are not quoting as mentioned in this sentence, the Prime Rate with respect to such Prime Interest Determination Date will be the interest rate otherwise in effect on such Prime Interest Determination Date. "Reuters Screen NYMF Page" means the display designated as page "NYMF" on the Reuters Monitor Money Rates Service (or such other page as may replace page NYMF on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

Record Dates:       Interest payments on Floating Rate Notes
                    will be made on each Interest Payment
                    Date to the registered owners at the
                    close of business on the date 15
                    calendar days prior to such Interest
                    Payment Date (the "Regular Record
                    Date").  If a Note is issued between a
                    Regular Record Date and an Interest
                    Payment Date, the first payment of
                    Interest will occur on the Interest
                    Payment Date following the next Regular
                    Record Date to the registered holder on
                    such next succeeding Regular Record
                    Date.  Interest payable at maturity or
                    upon redemption (whether or not such
                    maturity or redemption date is an
                    Interest Payment Date) will be paid to
                    the same person to whom principal is
                    payable. Interest will begin to accrue
                    on the issue date of a Note for the
                    first interest period and from and
                    including the most recent Interest
                    Payment Date to which interest has been
                    paid for all subsequent interest
                    periods. Each payment of interest shall
                    include interest accrued from and
                    including the most recent date in
                    respect of which interest has been paid
                    or duly provided for, or from and
                    including the date of issue, through the day before the Interest Payment Date (or maturity date) (an "Interest Period").
                    In the case of Floating Rate Notes on
                    which the interest rate is reset daily
                    or weekly, the interest payments shall
                    include interest accrued from but
                    excluding the most recent Regular Record
                    Date in respect of which interest has
                    been paid or duly provided for, or from
                    and including the date of issue, to and
                    including the Regular Record Date next
                    preceding the applicable Interest
                    Payment Date, except that the interest
                    payment at the maturity date will
                    include interest accrued to such date.

Accrued Interest:   Unless otherwise indicated in the
                    applicable Pricing Supplement, interest
                    payments for Floating Rate Notes will
                    include interest accrued from and
                    including the most recent date in
                    respect of which interest has been paid
                    or duly provided for, or from and
                    including the date of issuance to but
                    excluding the next Interest Payment Date
                    (or maturity date); provided, however,
                    that if the Interest Reset Dates with
                    respect to such Note are daily or
                    weekly, interest payable on any Interest
                    Payment Date, other than interest
                    payable on any date on which principal
                    for such Note is payable, will include
                    interest accrued from but excluding the
                    most recent Regular Record Date in
                    respect of which interest has been paid
                    or duly provided for, or from and
                    including the date of issue, to and
                    including the next preceding Regular
                    Record Date.  Interest payments on
                    Floating Rate Notes made at maturity
                    will include interest accrued to but
                    excluding the date of maturity.  Accrued
                    interest from the date of issue or from
                    the last date to which interest has been
                    paid is calculated by multiplying the
                    face amount of a Note by an accrued
                    interest factor.  This accrued interest
                    factor is computed by adding the
                    interest factors calculated for each day
                    in the period for which accrued interest
                    is being calculated.  The interest
                    factor for each such day is computed by
                    dividing the interest rate applicable to
                    such date by 360, in the case of Commer-
                    cial Paper Rate Notes, LIBOR Notes, Fed
                    Funds Notes, CD Rate Notes and Prime
                    Rate Notes, or by the actual number of
                    days in the year, in the case of
                    Treasury Rate Notes.
       75                                         EXECUTION COPY
                      U.S. $448,240,000

                  NATIONAL RURAL UTILITIES
               COOPERATIVE FINANCE CORPORATION

                 Medium-Term Notes, Series C


                 CALCULATION AGENT AGREEMENT

                    This AGREEMENT dated April 13, 1995,
               between National Rural Utilities Cooperative
               Finance Corporation, a District of Columbia cooperative association (hereinafter called the "Issuer"), whose principal office is at Woodland Park, 2201 Cooperative Way, Herndon, Virginia 22071, and Lehman Brothers Inc., a Delaware corporation (hereinafter sometimes called the "Calculation Agent" which term shall, unless the context shall otherwise require, include its successors and assignees), whose principal office is at 3 World Financial Center, New York, New York 10285-0900.

            WHEREAS (A) The Issuer proposes to issue from time to time an aggregate principal amount of up to $448,240,000 of Medium-Term Notes, Series C (the "Notes") entitled to the benefits of the Indenture dated as of December 15, 1987 (as supplemented by the First Supplemental Indenture dated as of October 1, 1990 and as it may be supplemented or amended from time to time, the "Indenture"), between the Issuer and Harris Trust and Savings Bank, as successor Trustee;

            (B) Each Note will bear interest at either (a) a fixed rate or (b) a floating rate determined by reference to an interest rate formula (the "Floating Rate Notes");

            NOW IT IS HEREBY AGREED THAT,

            1.  Terms defined in the "Description of
Securities" and "Description of the Medium-Term Notes" shall bear the same meanings herein unless the context otherwise requires. The "Description of Securities" means the terms and conditions of the Notes as set forth in the Prospectus, dated April 13, 1995, as supplemented by a Prospectus Supplement, dated April 13, 1995, relating to the Notes.
The "Description of the Medium-Term Notes" means the terms and conditions of the Notes as set forth in the Prospectus Supplement, dated April 13, 1995, relating to the Notes. Such Prospectus Supplement will be supplemented or amended by one or more Pricing Supplements (each a "Supplement") setting forth additional terms and conditions of the Notes.

            2. The Issuer hereby appoints Lehman Brothers Inc. as Calculation Agent for the Notes, upon the terms and subject to the conditions herein mentioned, and Lehman Brothers Inc. hereby accepts such appointment. The Calculation Agent shall act as an agent of the Issuer for the purpose of determining the interest rate of the Floating Rate Notes in accordance with the Description of the Medium-Term Notes and the provisions of this Agreement.

            3. The Calculation Agent shall calculate the applicable interest rates for the Floating Rate Notes in accordance with the provisions set forth in the Prospectus Supplement relating to the Notes dated April 13, 1995, under the heading "Description of Medium-Term Notes--Floating Rate Notes" which provisions are incorporated by reference herein as if set forth in full in this Agreement.

            4. In no event shall the interest rate be less than the floor, if any, or more than the ceiling, if any, designated in the applicable Supplement.

            5. The Calculation Agent will, as soon as practi-cable after (i) 3:00 p.m., New York City time, on the Calculation Date pertaining to each Interest Determination Date relating to Commercial Paper Rate Notes, Fed Funds Rate Notes, CD Rate Notes and Treasury Rate Notes or
(ii) 11:00 a.m., London time, on each Interest Determination Date relating to LIBOR Notes, determine (and notify the Issuer and the Trustee of) the interest rate applicable during the next succeeding interest period (if the interest rate cannot be determined in accordance with the provisions set forth in the Prospectus Supplement relating to the Notes dated April 13, 1995, in clause (i) under the heading "Description of the Medium-Term Notes--Floating Rate Notes-- LIBOR", the Calculation Agent agrees to determine (and notify the Issuer and Trustee of) the interest rate in accordance with the provisions in clause (ii) of such heading).

            6.  As soon as determined after each Interest
Determination Date, the Calculation Agent will cause to be forwarded to the Issuer, the Trustee and the Paying Agent information regarding the interest rates and the interest periods for each interest period and the relevant Interest
Payment Date.

            7. The Issuer will pay such compensation as shall be agreed upon and the expenses, including reasonable counsel fees, properly incurred by the Calculation Agent in connection with its duties hereunder, upon receipt of such invoices as the Issuer shall reasonably require.

            8. The Issuer will indemnify the Calculation Agent against any losses, liabilities, costs, claims, actions or demands which it may incur or sustain or which may be made against it in connection with its appointment or the exercise of its powers and duties hereunder as well as the reasonable costs, including the expenses and fees of counsel in defending any claim, action or demand, except such as may result from the negligence, wilful default or bad faith of the Calculation Agent or any of its employees. The Calculation Agent shall incur no liability and shall be indemnified and held harmless by the Issuer for, or in respect of, any actions taken or suffered to be taken in good faith by the Calculation Agent in reliance upon (i) the written opinion or advice of counsel or (ii) written instructions from the Issuer.

            9. The Calculation Agent accepts its obligations herein (and agrees to act in good faith in the performance of its obligations) set forth upon the terms and conditions hereof, including the following, to all of which the Issuer agrees:

            (i) in acting under this Agreement and in connec-tion with the Notes, the Calculation Agent, acting as agent for the Issuer, does not assume any obligation towards, or any relationship of agency or trust for or with, any of the holders of the Notes;

            (ii) unless herein otherwise specifically provided, any order, certificate, notice, request or communication from the Issuer made or given under any provision of this Agreement shall be sufficient if signed by any person whom the Calculation Agent reasonably believes to be a duly authorized officer of the Issuer;

            (iii) the Calculation Agent shall be obligated to perform only such duties as are set forth specifically herein and any duties necessarily incidental thereto;
     and

            (iv) the Calculation Agent shall be protected and shall incur no liability for or in respect of any action taken or omitted to be taken by it in reliance upon anything contained in a Floating Rate Note, the Description of Securities, the Description of the Medium-Term Notes or one or more Prospectus
     Supplements.

            10.  (A) The Issuer agrees to notify the
Calculation Agent at least five London Business Days prior to the issuance of any LIBOR Note. The Calculation Agent agrees to select four Reference Banks prior to the issuance of the first LIBOR Note by the Issuer; to make all appropri-ate arrangements for such banks to act as Reference Banks; and to notify the Issuer, the Trustee and each of the Agents as to the names and addresses of such Reference Banks. The Calculation Agent covenants that, for so long as it is required so to do in accordance with the applicable Description of the Medium-Term Notes it shall ensure that there shall at all times be four Reference Banks. Forthwith upon any change in the identity of the Reference Banks the Calculation Agent shall notify the Issuer, the Trustee and the Agents of such change. If fewer than two Reference Banks are quoting, the Calculation Agent agrees to select three major banks in The City of New York in accordance with the applicable Description of the Medium-Term Notes. The Calculation Agent shall not be responsible to the Issuer or any third party for any failure of the Reference Banks to fulfill their duties or meet their obligations as Reference Banks or as a result of the Calculation Agent having acted (except in the event of negligence, wilful default or bad faith) on any certificate given by any Reference Bank which subsequently may be found to be incorrect.

            (B) If necessary, in accordance with the provi-sions set forth in the Prospectus Supplement relating to the Notes dated April 13, 1995, under the Heading "Description of the Medium-Term Notes--Floating Rate Notes-Prime Rate", the Calculation Agent agrees to select a substitute major bank or trust company (meeting the requirements specified under such heading). The Calculation Agent shall not be responsible to the Issuer or any third party for the failure of such bank or trust company to fulfill any duty or obligation contemplated under such heading.

            (C) Except as provided below, the Calculation Agent may at any time resign as Calculation Agent by giving written notice to the Issuer and the Trustee of such inten-tion on its part, specifying the date on which its desired resignation shall become effective, provided that such notice shall be given not less than two months prior to the said effective date unless the Issuer and the Trustee otherwise agree in writing. Except as provided below, the Calculation Agent may be removed by the filing with it of an instrument in writing signed by the Issuer specifying such removal and the date when it shall become effective (such effective date being at least 20 days after said filing). Such resignation or removal shall take effect upon:

            (i) the appointment by the Issuer as hereinafter provided of a successor Calculation Agent approved by the Trustee, which shall be a responsible financial firm or institution having an established place of business in The City of New York;

           (ii) the acceptance of such appointment by such successor Calculation Agent; and

          (iii) the giving of notice of such appointment to the holders of the Notes, provided that if the Calculation Agent fails duly to establish the amount of interest for any interest period, such removal will take effect immediately upon such appointment of, and acceptance thereof by, a successor Calculation Agent approved by the Trustee and qualified as aforesaid, in which event notice of such appointment shall be given to the holders of the Notes as soon as practicable thereafter. Upon its resignation or removal becoming effective, the retiring Calculation Agent shall be entitled to the payment of its compensation and the reimbursement of all expenses incurred by such retiring Calculation Agent pursuant to paragraph 7 hereof.

            (D) If at any time the Calculation Agent shall resign or be removed, or shall become incapable of acting or shall be adjudged bankrupt or insolvent, or liquidated or dissolved, or an order is made or an effective resolution is passed to wind up the Calculation Agent, or if the Calculation Agent shall file a voluntary petition in bank-ruptcy or make an assignment for the benefit of its credi-tors, or shall consent to the appointment of a receiver, administrator or other similar official of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver, administrator or other similar official of the Calculation Agent or of all or any substantial part of its property shall be appointed, or if any order of any court shall be entered approving any petition filed by or against the Calculation Agent under the provisions of any applicable bankruptcy or insolvency law, or if any public officer shall take charge or control of the Calculation Agent or its property or affairs for the purpose of rehabilitation, conservation or liquidation, then a successor Calculation Agent, approved by the Trustee, shall be appointed by the Issuer by an instrument in writing filed with the successor Calculation Agent. Upon the appointment as aforesaid of a successor Calculation Agent and acceptance by the latter of such appointment and (except in cases of removal for failure to establish the amount of interest) the giving of notice to the holders of the Notes, the former Calculation Agent shall cease to be Calculation Agent hereunder.

            (E) Any successor Calculation Agent appointed hereunder shall execute and deliver to its predecessor and the Issuer an instrument, in the form acceptable to the Trustee, accepting such appointment hereunder, and thereupon such successor Calculation Agent, without any further act, deed or conveyance, shall become vested with all the author-ity, rights, powers, trusts, immunities, duties and obliga-tions of such predecessor with like effect as if originally named as the Calculation Agent hereunder, and such predeces-sor shall thereupon become obliged to transfer and deliver, and such successor Calculation Agent shall be entitled to receive, copies of any relevant records maintained by such predecessor Calculation Agent.

            (F) Any corporation into which the Calculation Agent may be merged or converted or any corporation with which the Calculation Agent may be consolidated or any corporation resulting from any merger, conversion or consol-idation to which the Calculation Agent shall be a party shall, to the extent permitted by applicable law and provided that it shall be a responsible financial firm or institution having an established place of business in The City of New York, be the successor Calculation Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto. Notice of any such merger, conversion or consolidation shall forthwith be given to the Issuer and the Trustee.

            11. Any notice required to be given hereunder shall be delivered in person, sent by letter or telex or communicated by telephone (subject, in the case of communi-cation by telephone, to confirmation dispatched within two business days by letter or telex), in the case of the Issuer, to it at Woodland Park, 2201 Cooperative Way, Herndon, Virginia 22071, Attention: Chief Financial Officer; in the case of the Calculation Agent, to it at 3 World Financial Center, New York, New York 10285, Attention:
Medium-Term Note Department; and in the case of the Trustee, to it c/o Bank of Montreal Trust Company, 77 Water Street, 4th Floor, New York, New York 10005, Attention: Corporate Trustee Administration Department or, in any case, to any other address of which the party receiving notice shall have notified the party giving such notice in writing.

            12.  This Agreement may be amended only by a
writing duly executed and delivered by each of the parties signing below.

            13. The provisions of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

            14.  This Agreement may be executed in
counterparts and the executed counterparts shall together constitute a single instrument.

            IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the day and year first above written.

                              NATIONAL RURAL UTILITIES
                              COOPERATIVE FINANCE
                              CORPORATION,


                                 by
                                   _______________________

                               LEHMAN BROTHERS INC.,

                                  by
                                    _______________________